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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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AXIS Capital Holdings Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXIS CAPITAL HOLDINGS LIMITED

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2004

Pembroke, Bermuda

April 2, 2004

        Notice is hereby given that the Annual General Meeting of Shareholders of AXIS Capital Holdings Limited (the "Company") will be held at The Fairmont Southampton Princess Resort, 101 South Shore Road, Southampton SN 02, Bermuda, on Thursday, May 6, 2004 at 8:30 a.m. local time for the following purposes:

  1.
  To elect five Class III Directors to hold office until 2007 and one Class II Director to hold office until 2005;

  2.
  To amend the Company's bye-laws to increase the maximum number of directors from 15 to 16;

  3.
  To appoint Deloitte & Touche, Hamilton, Bermuda, to act as the independent auditors of the Company for the fiscal year ending December 31, 2004 and to authorize the Board of Directors acting through the Audit Committee to set the fees for the independent auditors;

  4.
  To act on various matters concerning the Company's subsidiaries; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record, as shown by the transfer books of the Company at the close of business on March 31, 2004, are entitled to notice of and to vote at the meeting.

        The Company's financial statements for the year ended December 31, 2003 together with the report of the Company's independent auditors in respect of these financial statements will be presented at the meeting.

PLEASE DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE VOTING INSTRUCTIONS PRINTED ON THE ACCOMPANYING PROXY CARD.

By Order of the Board of Directors,
Carol S. Rivers SECRETARY

AXIS CAPITAL HOLDINGS LIMITED
106 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA

PROXY STATEMENT

FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2004

April 2, 2004

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of AXIS Capital Holdings Limited (the "Company") to be voted at the Annual General Meeting of Shareholders of the Company to be held on May 6, 2004 and any adjournments thereof.

        When the proxy card is properly executed and returned, the common shares, par value U.S.$0.0125 per share, of the Company that it represents will be voted as specified at the meeting on the following: (1) the election of the five nominees for Class III Directors and the one nominee for Class II Director as identified in this proxy statement; (2) the amendment of our bye-laws to increase the maximum number of directors from 15 to 16; (3) the appointment of Deloitte & Touche, Hamilton, Bermuda, to act as our independent auditors for the fiscal year ending December 31, 2004 and the authorization of our board of directors acting by the Audit Committee to set the fees for the independent auditors; (4) various matters concerning our subsidiaries and (5) such other business as may properly come before the meeting or any adjournments thereof.

        Shareholders of record as of the close of business on March 31, 2004 will be entitled to vote at the meeting. As of March 31, 2004, there were [    ] outstanding common shares entitled to vote at the meeting. Except as set forth in our bye-laws, each common share entitles the holder of record to one vote.

        Directors will be elected and the other resolutions will be passed at the meeting by a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy at the meeting, provided that there is a quorum consisting of two or more persons present in person and representing in person or by proxy shares representing more than fifty percent (50%) of the aggregate voting power of the Company. Common shares held by shareholders electing to abstain from voting will be counted towards the presence of a quorum but will be excluded from the vote on the resolutions. Common shares held by shareholders who have signed their proxy cards but have not indicated a choice will be counted towards the presence of a quorum and will be voted for the resolutions.

        Any shareholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Company's Secretary in writing, by execution of a subsequent proxy card or by voting in person at the meeting.

        Our financial statements for the year ended December 31, 2003 together with the report of our independent auditors in respect of these financial statements will be presented at the meeting.

        We know of no specific matter to be brought before the meeting that is not referred to in the Notice of Meeting. If any other matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxy cards in accordance with their judgment on such matter.

        This Proxy Statement, the attached Notice of Annual General Meeting and the accompanying proxy card are first being mailed to shareholders on or about April 2, 2004.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

        Our board of directors currently consists of 13 directors of which 10 are non-management directors. The board has determined that all 10 of our non-management directors are independent as defined in the listing standards of the New York Stock Exchange. The board has made this determination based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations and discussions with the directors. In addition, the board has determined that no material relationship exists between the Company and five of our directors who are affiliated with some of our large shareholders and three of our directors who are affiliated with companies with which we have business relationships. This determination was made based on an examination of the facts and circumstances of those relationships, including the amount of shares held, the monetary amounts involved, the nature of the relationships and the absence of any likelihood of conflicts of interest.

        Our board of directors is divided into three classes designated Class I, Class II and Class III. The term of office for each Class I director expires at the Annual General Meeting in 2006; the term of office for each Class II director expires at the Annual General Meeting in 2005; and the term of office for each Class III director expires at the Annual General Meeting in 2004. At each Annual General Meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year following the year of their election.

        Five Class III directors are to be elected at the meeting to hold office until the Annual General Meeting in 2007 and one Class II director is to be elected at the meeting to hold office until the Annual General Meeting in 2005. All of the nominees, other than Messrs. Grupe and Smith, currently are directors. All of the nominees were recommended to our board of directors for election at the meeting by the Corporate Governance and Nominating Committee. All nominees have consented to serve if elected. It is not expected than any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for substitute nominees recommended by our board of directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES.

        The table below sets forth the names, ages, class and positions of the nominees who are standing for election at the meeting:

Name	Age	Class	Positions
Jurgen Grupe	66	II	Nominee
Maurice A. Keane	62	III	Director
Edward J. Kelly, III	50	III	Director
Andrew H. Rush	46	III	Director
Henry B. Smith	55	III	Nominee
Jeffrey C. Walker	48	III	Director

        Jurgen Grupe is a nominee to our board of directors. From 1998 until 2002, he was a director of Aon Reinsurance—Worldwide and Chairman of the Board of Aon Reinsurance Europe. Prior to Aon's acquisition of Jach & Hubener Gmbh in 1997, he was a partner at Jauch & Hubener and Chairman of its reinsurance company.

        Maurice A. Keane has served as a director since September 2002. He is also a director of AXIS Specialty Holdings Ireland Limited, AXIS Re Limited and AXIS Specialty Europe. Mr. Keane is the

former Group Chief Executive Officer of the Bank of Ireland, a position he held from 1998 until his retirement in 2002. He was Deputy Group CEO from 1991 through 1997, having been a Managing Director since 1983. He is currently a director of the Bank of Ireland, DCC plc and University College Dublin Foundation Limited and Chairman of BUPA Ireland Limited, Bank of Ireland UK Holdings Limited and Bristol and West plc.

        Edward J. Kelly, III has served as a director since September 2002. Since March 2001, Mr. Kelly has been President, Chief Executive Officer and Director of Mercantile Bankshares Corporation and assumed the additional role of Chairman in March 2003. Mr. Kelly served as Managing Director, Head of Global Financial Institutions, and as Co-Head of Investment Banking Client Management of J.P. Morgan Chase & Co. during January 2001. From February 1996 until 2001, he was a Managing Director of J.P. Morgan & Co. Incorporated and held additional positions with that company. Mr. Kelly is a director of CSX Corporation, CIT Group, Constellation Energy Group, Inc. and Hartford Financial Services Group.

        Andrew H. Rush has served as a director since our inception. Mr. Rush is a Managing Director of Credit Suisse First Boston in the Private Equity Group, a position he has held since 1989, and a member of the Investment Committee of DLJ Merchant Banking Partners III, L.P. Mr. Rush is a director of Louis Dreyfus Communications and Societe Ethanol des Synthesis.

        Henry B. Smith is a nominee to our board of directors. Mr. Smith is the former Chief Executive Officer of the Bank of Bermuda Limited, a position he held from March 1997 until March 2004. He joined the Bank of Bermuda in 1973 as a management trainee and has held various senior positions within the Bank of Bermuda, including Executive Vice President and Chief Operation Officer, Executive Vice President, Europe and Senior Vice President and General Manager, Retail Banking. He is an Executive Director of the Bank of Bermuda and a director of W.P. Stewart & Co., Ltd.

        Jeffrey C. Walker has served as a director since our inception. Since November 2001, Mr. Walker has been the Managing Partner of J.P. Morgan Partners, J.P. Morgan Chase & Co.'s global private equity group, and a member of the Executive Committee and Vice Chairman of J.P. Morgan Chase & Co. Mr. Walker co-founded J.P. Morgan Partners in 1984. Mr. Walker is a director of 1-800-Flowers.com, Inc. and Doane Pet Care Enterprises, Inc. and numerous private corporations.

        The table below sets forth the names, ages, class and positions of the directors who are not standing for election at the meeting:

Name	Age	Class	Positions
Michael A. Butt	61	I	Chairman of the Board
John R. Charman	51	I	Chief Executive Officer and President
Robert J. Newhouse, Jr.	79	II	Director, Chairman of the Executive Committee
Charles A. Davis	55	I	Director
W. Thomas Forrester	53	I	Director
Robert L. Friedman	61	II	Director
Donald J. Greene	70	II	Director
Scott A. Schoen	45	I	Director
Frank J. Tasco	76	II	Director

        Michael A. Butt has been Chairman of the Board since September 2002. He is also Chairman of the Board of Directors of our subsidiary AXIS Specialty Limited. Mr. Butt has over 40 years of insurance industry experience. From 1982 to 1986, Mr. Butt was the Chairman of Sedgwick Limited and Vice Chairman of the Sedgwick Group plc. From 1987 to 1992, Mr. Butt served as Chairman and Chief Executive Officer of Eagle Star Holdings plc and Eagle Star Insurance Company. From 1993 to 1998, Mr. Butt was President and Chief Executive Officer of Mid Ocean Limited. From 1998 to August 2002,

Mr. Butt was a director of XL Capital Ltd. Mr. Butt is also a former director of the Farmers Insurance Group, BAT Industries and Instituto Nazionale delle Assicuranzioni.

        John R. Charman has been Chief Executive Officer and President since our inception. He is also Chief Executive Officer and President of our subsidiary AXIS Specialty Limited, Chairman of our subsidiaries AXIS Specialty Holdings Ireland Limited, AXIS Re Limited, AXIS Specialty Europe Limited and AXIS Specialty UK Holdings Limited and a director of our subsidiary AXIS Specialty (Barbados) Limited. Mr. Charman has over 30 years of experience in the insurance industry and has been in a senior underwriting position since 1975, serving most recently as deputy chairman of ACE INA Holdings and President of ACE International. Mr. Charman was also Chief Executive Officer at ACE Global Markets from 1998 to 2001. Prior to that, Mr. Charman was the Chief Executive Officer of Tarquin plc (a joint venture company among Insurance Partners, Harvard University and the Charman Group), the parent company of the Charman Underwriting Agencies at Lloyd's. He was also a deputy chairman of the Council of Lloyd's and a member of the Lloyd's Core Management Group and Lloyd's Market Board between 1995 and 1997.

        Robert J. Newhouse, Jr.    has served as a director and as Chairman of the Executive Committee since our inception. He was also the Chairman of the Board for the first year of our operations. He was the Chairman of the Board of Directors of Mid Ocean Limited from 1992 until it was sold to XL Capital Ltd in 1998. From 1998 to November 2001, Mr. Newhouse was a director of, and consultant to, XL Capital Ltd. Prior to that, Mr. Newhouse held various executive positions with Marsh & McLennan Companies, Inc. from 1954 through 1990 and served as President from 1976 to 1988 and Vice Chairman and Member of the Office of the Chairman from 1988 through 1990. During that time, he played a major role in the formation of ACE Limited and XL Capital Ltd and served as a director of both companies.

        Charles A. Davis has served as a director since our inception. Mr. Davis is Chairman and Chief Executive Officer of MMC Capital, Inc. and a Vice Chairman and director of Marsh & McLennan Companies, Inc. Mr. Davis became CEO of MMC Capital, Inc. in 1999 and Chairman in 2002. Mr. Davis joined MMC Capital in 1998 as President, a position he held until 2002. Prior to joining MMC Capital in 1998, Mr. Davis spent 23 years at Goldman, Sachs & Co., where, among other positions, he served as Head of Investment Banking Services worldwide, Head of the Financial Services Industry Group, a General Partner, a Senior Director and a Limited Partner. Mr. Davis is also a director of Media General, Inc., The Progressive Corporation and Merchants Bancshares, Inc.

        W. Thomas Forrester has served as a director since December 2003. Since 1999, Mr. Forrester has been the Chief Financial Officer of The Progressive Corporation, one of the largest automotive insurers in the United States, and has been a Vice President of Progressive since June 2001. From January 1999 until June 1999, he served as the Treasurer of Progressive. From 1984 until 1999, he served in various other positions with Progressive, including Policy Team Member, Central Division President, Commercial Lines President and CAIP Division President.

        Robert L. Friedman has served as a director since our inception. Since 1999, Mr. Friedman has been a Senior Managing Director of The Blackstone Group, L.P., and since February 2003 he has also been that firm's Chief Administrative Officer and Chief Legal Officer. Prior to joining Blackstone, Mr. Friedman was a partner at Simpson Thacher & Bartlett for 25 years, where he served as a senior member of that law firm's mergers and acquisitions practice. Mr. Friedman currently serves as a director of Corp Group, Houghton Mifflin Holdings Inc., Northwest Airlines, Inc., Premcor Inc. and TRW Automotive Holdings Corp.

        Donald J. Greene has served as a director since our inception. Mr. Greene was a name partner of LeBoeuf, Lamb, Greene & MacRae, L.L.P., where he practiced from 1964 until his retirement in 2001. Mr. Greene is also a director of AXA Financial, Equitable Life Assurance and Associated Electric & Gas Insurance Services Limited. He was a founding director and former Chairman of the International

Insurance Foundation and a former director of the International Insurance Council. He is a member of the board of overseers of the School of Risk Management of St. John's University (which school was formerly the College of Insurance) and a director of the Risk Foundation. In addition, he is an invested Commander of the Most Excellent Order of the British Empire by order of Her Majesty's Government for service to Lloyd's, the British insurance industry and the community of international insurance and law.

        Scott A. Schoen has served as a director since our inception. Since 1992, Mr. Schoen has been a Senior Managing Director of Thomas H. Lee Advisors, L.L.C., which is the general partner of Thomas H. Lee Partners, L.P. Prior to joining the firm in 1986, Mr. Schoen was in the Private Finance Department of Goldman, Sachs & Co. Mr. Schoen is a director of Affordable Residential Communities, Inc., Simmons Company, Syratech Corporation, TransWestern Publishing, United Industries and Wyndham International.

        Frank J. Tasco has served as a director since our inception. Mr. Tasco retired in 1992 as Chairman of the Board and Chief Executive Officer of Marsh & McLennan Companies, Inc., a position he held since 1986. From December 1992 to December 1994, Mr. Tasco served as Chairman of Borden, Inc. Mr. Tasco is a director of Travelers Property Casualty Corp.

Meetings of the Board of Directors and its Committees

        The Company's policy is to encourage directors to attend all meetings of our board of directors, all meetings of all committees of the board on which they serve and each Annual General Meeting of Shareholders. Our board of directors met seven times during the year ended December 31, 2003. No director attended fewer than 75% of the aggregate of the total number of meetings of the board and the total number of meetings of all committees of the board on which the director served. Eleven of the 12 directors then serving attended the 2003 Annual General Meeting of Shareholders. Our non-management directors meet quarterly at executive sessions without management and do not select a presiding director.

        Our board of directors currently maintains Executive, Audit, Compensation, Corporate Governance and Nominating, and Finance Committees. Current copies of the Charter for each of these committees are available on our website at www.axiscapital.com.

        Executive Committee.    The Executive Committee is composed of Messrs. Butt, Charman, Davis, Schoen and Walker and is chaired by Mr. Newhouse, Jr. This committee may exercise the authority of the board of directors when the entire board of directors is not available to meet, except in cases where the action of the entire board of directors is required by our memorandum of association, our bye-laws or applicable law. The Executive Committee met one time during the year ended December 31, 2003.

        Audit Committee.    The Audit Committee is composed of Messrs. Forrester, Keane and Tasco and is chaired by Mr. Friedman. This committee has general responsibility for the oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors' qualifications and independence and the performance of our internal audit functions and independent auditors. The committee appoints, retains and determines the compensation for our independent auditors, pre-approves fees and services of the independent auditors and reviews the scope and results of their audit. Each member of the Audit Committee is a non-management director and is independent as defined in the listing standards of the New York Stock Exchange and as defined in the U.S. Securities Exchange Act of 1934. Our board of directors has determined that each of Messrs. Forrester and Keane qualifies as an audit committee financial expert pursuant to the rules and regulations of the Securities and Exchange Commission. The Audit Committee met seven times during the year ended December 31, 2003.

        A current copy of the Charter for the Audit Committee is attached as an appendix to this Proxy Statement.

        Compensation Committee.    The Compensation Committee is composed of Messrs. Greene, Rush and Walker and is chaired by Mr. Tasco. Mr. Grupe also has been nominated to serve on this committee. This committee establishes our Chief Executive Officer's compensation in light of our established corporate performance goals and makes recommendations to our board of directors with respect to employee compensation, incentive compensation plans, equity-based plans and director compensation. This committee also administers and interprets our compensation and benefit policies, including our incentive plans and equity-based plans. Each member of this committee is a non-management director and is independent as defined in the listing standards of the New York Stock Exchange. The Compensation Committee met four times during the year ended December 31, 2003.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee is composed of Messrs. Davis and Kelly and is chaired by Mr. Greene. This committee takes a leadership role in shaping our corporate governance by identifying and proposing qualified director nominees, overseeing the purpose, structure and composition of the board committees, overseeing the annual evaluation of the board of directors and the committees and periodically reviewing our Code of Business Conduct and Corporate Governance Guidelines. Each member of this committee is a non-management director and is independent as defined in the listing standards of the New York Stock Exchange. The Corporate Governance and Nominating Committee met four times during the year ended December 31, 2003.

        The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders to be nominated to our board of directors for election at the Annual General Meeting of Shareholders. A shareholder who wishes to submit a candidate for consideration must be a shareholder of record at the time that it submits a candidate for nomination and must be entitled to vote for the candidate at the meeting. A shareholder must give written notice of the submission to the Company's Secretary not less than 90 days nor more than 120 days prior to the anniversary of the Annual General Meeting of Shareholders of the preceding year. The notice must include (1) the name, age and business and residence addresses of the candidate, (2) the principal occupation or employment of the candidate, (3) the number of common shares or other securities of the Company beneficially owned by the candidate, (4) all other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the U.S. Securities Exchange Act of 1934 (the "Exchange Act") and (5) the candidate's written consent to be named in the proxy statement and to serve as a director if elected. The notice must also include information on the shareholder submitting the nomination, including the shareholder's name and address as it appears on the Company books and the number of our common shares beneficially owned by the shareholder.

        The Corporate Governance and Nominating Committee believes that directors should be persons who combine the highest standards of integrity and significant accomplishments in their chosen field of endeavor. Directors should bring a diversity of experiences, skills and perspectives to our board of directors. The committee considers qualities of intelligence, honesty, perceptiveness, good judgment, high ethics and standards, integrity and fairness to be of paramount importance. It also examines experience, knowledge and skills in business judgment, leadership, strategic planning, general management practices and crisis response. In addition, the committee looks for candidates with financial expertise and a willingness and ability to commit the time required to fully discharge their responsibilities to the board. The committee evaluates candidates on the basis of their qualifications and not on the basis of the manner in which they were submitted for consideration.

        Messrs. Grupe and Smith were recommended to the Corporate Governance and Nominating Committee for nomination to our board of directors for election at the meeting by the Chairman of the Board.

        Finance Committee.    The Finance Committee is composed of Messrs. Butt, Kelly and Rush and is chaired by Mr. Schoen. Mr. Smith also has been nominated to serve on this committee. This committee generally approves and monitors all finance-related transactions, including investment of funds and financing facilities. It is also responsible for establishing our investment guidelines, approving the selection and terms of investment managers, evaluating the performance of investment managers, monitoring the need for additional financing and ensuring compliance with outstanding debt facility covenants. The Finance Committee met four times during the year ended December 31, 2003.

Director Compensation

        Non-employee directors receive $35,000 per year. Non-employee directors also receive $3,000 per board meeting attended and $1,500 per committee meeting attended. Committee chairs receive an annual fee of $5,000 for each committee chaired with the exception of the audit committee chair, who receives a fee of $10,000. Prior to the commencement of each calendar year, directors are entitled to elect to receive common shares in lieu of the cash compensation that would otherwise be payable to them during such year. Additionally, each non-employee director receives annually a grant of 8,000 stock options plus $20,000 worth of common shares pursuant to a restricted stock grant, in both cases at the fair market value of the common shares at the time of grant. The stock options vest in three equal installments on the first, second and third anniversary of the grant, or the cash equivalent of those awards. The restricted stock vests six months after the date of grant. Directors who are also employees do not receive compensation for their service as directors.

        In 2003, Messrs. Greene and Tasco received fees for their services as directors of AXIS Reinsurance Company in the amount of $5,000. Mr. Keane receives an annual fee of $25,000 and an attendance fee of $1,000 per meeting for his services as a director of AXIS Specialty Holdings Ireland Limited, AXIS Specialty Europe Limited and AXIS Re Limited.

        Shares issued to our directors in lieu of fees and stock options and restricted stock grants made to our directors are made pursuant to the AXIS Capital Holdings Limited 2003 Directors Long-Term Equity Compensation Plan (the "Directors Plan"). The Directors Plan has been adopted by our board of directors and approved by our shareholders. The maximum number of common shares with respect to which awards may be granted under the Directors Plan is 1,200,000. As of March 31, 2004, non-qualified stock options exercisable for 72,000 common shares and 8,271 restricted shares have been granted under the Directors Plan. The board has broad authority to administer the plan, including the authority to determine when awards will be made, the type and amount of awards, the exercise price of options, any limitations, restrictions or conditions applicable to each award, if any, and the terms of any instrument that evidences an award.

        Options awarded under the Directors Plan are generally granted for a ten-year term, but may terminate earlier if the participant's service terminates prior to the end of the term. The exercise price of an option must be at least equal to the fair market value of the shares on the date such option is granted. The exercise price of options may be paid (1) in cash, (2) by delivery of previously-acquired common shares, (3) by any combination of (1) and (2), (4) pursuant to a cashless exercise program or (5) by any other means that our board of directors approves in its discretion. The options generally vest six months after the date of grant. Holders of restricted stock may generally exercise full voting rights and may be credited with regular dividends paid with respect to the underlying shares while they are so held. The shares generally become freely transferable after the last day of the applicable period of restriction. Upon a change in control of the Company, all outstanding stock options will become immediately exercisable and remain exercisable throughout their entire term and all restrictions with respect to outstanding restricted stock awards will lapse.

        Each non-employee director may elect to participate in an unfunded nonqualified deferred compensation plan (the "Directors Deferred Plan"), which has also been adopted by our board of directors and approved by our shareholders. The Directors Deferred Plan allows participating directors to elect (1) the amount, if any, of cash or stock received as fees for services to be deferred (expressed as a dollar amount, number of shares or percentage) and (2) the form in which payment is to be made (lump sum or three annual installments). Directors who choose to defer fees otherwise payable in shares are credited a number of phantom stock units equal in amount to the number of shares of stock deferred. When a cash dividend is declared on the stock, the portion of the participant's deferral account denominated in phantom share units is credited with additional phantom share units (or portions thereof). Directors who choose to defer fees otherwise payable in cash are credited with interest on their cash deferral at a rate for the year of deferral that is 100 basis points above the 12-month LIBOR rate for deposits of U.S. dollars. Amounts deferred are 100% vested at all times. Generally, benefits are paid upon termination of service as a director. The plan is administered by our board of directors.

Executive Officers

        The table below sets forth certain information concerning our executive officers:

Name	Age	Positions
Michael A. Butt(1)	61	Chairman of the Board
John R. Charman(1)	51	Chief Executive Officer and President
Robert J. Newhouse, Jr.(1)	79	Chairman of the Executive Committee
Andrew Cook	41	Chief Financial Officer
Richard H. Blum	65	Chairman, AXIS Specialty U.S. Holdings, Inc.
William A. Fischer	43	Chief Executive Officer and President, AXIS Global Reinsurance
John Gressier	36	Chief Executive Officer and President, AXIS Global Insurance
Karl Mayr	53	Chief Executive Officer and President, AXIS European Reinsurance
Michael E. Morrill	44	Chief Executive Officer and President, AXIS U.S. Reinsurance
Dennis B. Reding	55	Chief Executive Officer, AXIS U.S. Insurance
Lorraine S. Mariano	41	Chief Human Resources Officer
John Murray	43	Chief Operations Officer
Carol S. Rivers	40	General Counsel and Secretary
Richard Strachan	36	Chief Claims Officer

  (1)
  Biography available under "—Directors."

        Andrew Cook has been Chief Financial Officer of the Company since our inception. He is also a director of our subsidiaries AXIS Specialty Limited, AXIS Specialty U.S. Holdings, Inc., AXIS Specialty U.S. Services, Inc., AXIS Specialty Insurance Company, AXIS Reinsurance Company, AXIS Surplus Insurance Company, AXIS Specialty Holdings Ireland Limited, AXIS Re Limited, AXIS Specialty Europe Limited, AXIS Specialty UK Holdings Limited, AXIS Specialty UK Limited and AXIS Specialty (Barbados) Limited and Chief Financial Officer and Executive Vice President of our subsidiary AXIS Specialty Limited. Mr. Cook, a chartered accountant, has 16 years of industry experience. From 1993 to 1999, he served as Senior Vice President and Chief Financial Officer of LaSalle Re Holdings Limited. Mr. Cook worked as an independent consultant assisting clients in raising private equity capital from 1999 to 2000. He then served as Senior Vice President and Chief Financial Officer of Mutual Risk Management Limited from 2001 until joining us in late 2001.

        Richard H. Blum has been Chairman of the Board, Chief Executive Officer and President of AXIS Specialty U.S. Holdings, Inc. since February 2002. He is also a director of our subsidiaries AXIS Specialty U.S. Holdings, Inc., AXIS Specialty U.S. Services, Inc., AXIS Specialty Insurance Company, AXIS Reinsurance Company and AXIS Surplus Insurance Company. Mr. Blum has over 44 years of industry experience. From 1958 to 1996, Mr. Blum worked at Guy Carpenter, Inc., most recently serving as Chairman and Chief Executive Officer. He then worked at J&H Marsh & McLennan Companies, Inc., serving as Vice-Chairman from 1997 to 1999 and Senior Advisor from 1999 until joining us in 2002. Mr. Blum is a director of RLI Corp.

        William A. Fischer has been Chief Executive Officer and President of AXIS Global Reinsurance since our inception. He is also Executive Vice President of our subsidiary AXIS Specialty Limited. Mr. Fischer has 14 years of industry experience. Mr. Fischer began his career at Skandia America Reinsurance in 1987 as a treaty underwriter, where he served until November 1991. From November 1991 to October 1994, he served as Vice President of Treaty Property Underwriting at Transatlantic Reinsurance Company. Mr. Fischer then served as Executive Vice President with responsibilities for property, accident and health, and financial products at Everest Re Group, Ltd. from October 1994 to May 2001. Most recently, Mr. Fischer was a Senior Vice President of the Brokered Group of American Re, where he was responsible for all property business, from May 2001 until joining us in late 2001.

        John Gressier has been Chief Executive Officer and President of AXIS Global Insurance since April 2002. He is also a director of our subsidiaries AXIS Specialty Holdings Ireland Limited, AXIS Re Limited and AXIS Specialty Europe Limited. Mr. Gressier has over 17 years of experience in the insurance industry. Mr. Gressier served as an underwriter at Charman Underwriting Agencies from 1989 until ACE Limited acquired Charman in 1998. Mr. Gressier then served as Deputy Underwriter of Syndicates 488/2488, Director of ACE Global Markets Underwriting Limited, and Director of Marine and Specialty Lines for Syndicate 2488. He was also a member of ACE Global Markets Executive Underwriting Committee. In February 2001, Mr. Gressier was appointed Joint Active Underwriter of Syndicate 2488 and director of the ACE Agency Board, where he served until joining us in 2002.

        Dr. Karl Mayr has been Chief Executive Officer and President of AXIS European Reinsurance since August 2003. He is also President and a director of our subsidiary AXIS Re Limited and a director of our subsidiaries AXIS Specialty Holdings Ireland Limited and AXIS Specialty Europe Limited. Mr. Mayr has 23 years of reinsurance experience. He joined Frankona Ruckversicherungs-AG in 1980, where he was appointed a member of the Board of Management in 1992. From 1988 to 1992, he held senior officer positions at the U.S. branch of Frankona in Kansas City, Missouri, which he headed up from 1990. After the acquisition of Frankona by ERC, he served on various boards of management in the German companies as well as a director on the boards of several European affiliates. From 2002 until July 2003, Mr. Mayr was Chief Executive Officer of GE Frankona Re.

        Michael E. Morrill has been Chief Executive Officer and President of AXIS U.S. Reinsurance since August 2002. He is also an Executive Vice President of our subsidiaries AXIS Specialty U.S. Holdings, Inc. and AXIS Specialty U.S. Services, Inc. and Chief Executive Officer and President of our subsidiary AXIS Reinsurance Company. Mr. Morrill has over 20 years of experience in the insurance and reinsurance industry. From 2001 to 2002, Mr. Morrill was the President and Chief Executive Officer of Gerling Global Reinsurance Corporation of America. From 1996 to 2001, he served as Chief Underwriting Officer for North America and Senior Vice President at Transatlantic Reinsurance Company. He has also held senior management and underwriting positions at Munich American Reinsurance Company, Cologne Reinsurance Company of America and Christiania General Insurance Company.

        Dennis B. Reding has been Chief Executive Officer of AXIS U.S. Insurance since January 2003. He is also an Executive Vice President of our subsidiaries AXIS Specialty U.S. Holdings, Inc., AXIS Specialty U.S. Services, Inc., AXIS Reinsurance Company and AXIS Surplus Insurance Company and is Chief Executive Officer and President of our subsidiary AXIS Specialty Insurance Company. Mr. Reding has 33 years of industry experience. Mr. Reding was President and CEO of Westchester Specialty Group from 1992 to 1998. He then served as President and CEO of ACE USA, Inc. from 1998 to 2001 and President of ACE INA Holdings, Inc. from 2001 to 2002. Mr. Reding was Chairman and Chief Executive Officer of Combined Specialty Group, Inc., an Aon subsidiary, in 2002.

        Lorraine S. Mariano began consulting for the Company in January 2003 and joined as Chief Human Resources Officer in April 2003. She is also a Senior Vice President of AXIS Specialty U.S. Services, Inc. Ms. Mariano has 17 years of professional human resources experience, primarily with global financial services companies. From 1993 to 2002, she held various human resources positions with Franklin Templeton Investments, most recently as Vice President, Human Resources. From 1989 to 1993, she worked at KeyCorp, where she rose to the position of Vice President of Corporate Employee Relations.

        John Murray has been Chief Operations Officer since May 2003. He is also Executive Vice President of Operations of our subsidiary AXIS Specialty Limited, Chief Executive Officer of our subsidiary AXIS Re Limited, General Manager of our subsidiary AXIS Specialty Europe Limited, Chairman of our subsidiary AXIS Specialty UK Limited and a director of our subsidiaries AXIS Specialty Holdings Ireland Limited and AXIS Specialty UK Holdings Limited. Mr. Murray, a chartered accountant, has 14 years of industry experience. From 1995 to 2000, he was the Head of Operations for ACE Global Markets Limited. He then served as a Finance Director of Newmarket Underwriting Limited during 2000 and 2001.

        Carol S. Rivers has been General Counsel since August 2003. She has also served as the Secretary of the Company since March 2004 and is the Assistant Secretary of our subsidiaries AXIS Specialty U.S. Holdings, Inc. and AXIS Specialty U.S. Services, Inc. From January 1997 until July 2003, Ms. Rivers was a Counsel at Mayer, Brown, Rowe & Maw, LLP, an international law firm based in Chicago, Illinois, where she specialized in corporate and securities law. From April 1993 until December 1996, she was an Associate at Mayer, Brown, Rowe & Maw, LLP. From May 1987 until April 1993, Ms. Rivers was an Associate at Kirkland & Ellis, Chicago, Illinois.

        Richard Strachan has been Chief Claims Officer since April 2002. He is also a director of our subsidiaries AXIS Specialty Holdings Ireland Limited, AXIS Re Limited and AXIS Specialty Europe Limited. Mr. Strachan has 18 years of experience in the insurance and reinsurance industry. From 1985 to 1997, he managed claims for Syndicates 488 and 2488 at both Charman Underwriting Agencies and Tarquin plc. From 1997 to 1999, Mr. Strachan served as a claims adjuster at ACE Global Markets. From 1999 to 2001, he served as claims team leader for ACE Global Markets.

Management Compensation

        The following table sets forth compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers during the year ended December 31, 2003. These individuals are referred to as the "named executive officers."

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Awards(2)	Securities Underlying Options/SARs(3)	All Other Compensation(4)
John R. Charman	2003	$1,000,000	$2,250,000	$130,978	$2,369,600	130,000	$125,080
CEO and President	2002	1,000,000	1,750,000	168,479	5,058,000	200,000	100,000
	2001	252,055	—	10,235	—	2,025,112	25,205
Michael A. Butt	2003	500,000	1,125,000	196,052	888,600	55,000	50,360
Chairman of the Board(5)	2002	126,493	200,000	52,419	1,011,600	120,000	12,649
William A. Fischer	2003	475,000	869,250	256,101	592,400	40,000	49,313
CEO and President,	2002	400,000	500,000	228,893	252,900	80,000	40,000
Global Reinsurance	2001	100,000	250,000	6,922	500,000	80,000	8,548
John Gressier	2003	490,598	869,250	1,676	592,400	40,000	105,661
CEO and President,	2002	295,763	557,740	3,506	1,524,900	140,000	19,440
Global Insurance(6)
Andrew Cook	2003	375,000	843,750	197,114	592,400	40,000	37,875
Chief Financial Officer	2002	325,000	410,000	186,840	252,900	80,000	32,500
	2001	21,942	150,000	22,645	500,000	60,000	2,194

(1)
Other Annual Compensation includes (i) housing allowance paid to Mr. Charman for 2003 in the amount of $83,761 and for 2002 in the amount of $127,121; (ii) housing allowance paid to Mr. Butt for 2003 in the amount of $144,000 and for 2002 in the amount of $36,430; (iii) housing allowance paid to Mr. Fischer for 2003 in the amount of $204,000 and for 2002 in the amount of $144,241; and (iv) housing allowance paid to Mr. Cook for 2003 in the amount of $144,000 and for 2002 in the amount of $152,127. The reported amount also includes the amount we paid for health and long term disability insurance, social insurance and taxes, club membership fees, car allowances and relocation expenses on behalf of the named executive officers.

(2)
Includes restricted stock that was granted with respect to the 2003 fiscal year but was granted on January 2, 2004 and reflects the fair value per share on the date of grant for shares granted during the years ended December 31, 2003, 2002 and 2001. The number and aggregate value of all restricted stock holdings at December 31, 2003 based on the closing market price of our common shares at such date of $29.28 for each of the named executive officers was as follows: Mr. Charman had 480,000 shares with a value of $14,054,400; Mr. Butt had 110,000 shares with a value of $3,220,800; Mr. Fischer had 80,000 shares with a value of $2,342,400; Mr. Gressier had 136,000 shares with a value of $3,928,080; and Mr. Cook had 80,000 shares with a value of $2,342,400. Dividends are paid on the restricted stock but are held by the Company until the restrictions lapse.

(3)
Includes stock options that were granted with respect to the 2003 fiscal year but were granted on January 2, 2004.

(4)
Includes amounts paid in 2003, 2002 and 2001 under our defined contribution retirement plans and for term life insurance.

(5)
Mr. Butt joined us in 2002 and accordingly had no salary to report for 2001. His annual salary in 2002 was $500,000, of which $126,493 was earned.

(6)
Mr. Gressier joined us in 2002 and accordingly had no salary to report for 2001. His annual salary in 2002 was $394,350, of which $295,763 was earned. His annual salary in 2003 was £301,000. The amounts shown for 2003 are converted at the rate of exchange in force at the date of payment.

Options/SAR Grants in 2003

        The following table presents information concerning stock options granted to the named executive officers during the year ended December 31, 2003.

Name	Number of Securities Underlying Option/SARs Granted (1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Grant Date Present Value(2)
John R. Charman	130,000	12.2%	$29.62	01/02/2014	$6.85
Michael A. Butt	55,000	5.2	29.62	01/02/2014	6.85
William A. Fischer	40,000	3.8	29.62	01/02/2014	6.85
John Gressier	40,000	3.8	29.62	01/02/2014	6.85
Andrew Cook	40,000	3.8	29.62	01/02/2014	6.85

(1)
The stock options were granted with respect to the 2003 fiscal year but were granted on January 2, 2004. The options vest in three equal installments on the first, second and third anniversary of the grant.

(2)
The fair market value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants for 2003: risk free interest rates of 4.38%, expected life of seven years, a dividend yield of 1.69% and expected volatility of 22%.

Aggregated Options/SAR Exercises in 2003
And Fiscal Year-End Option/SAR Values

        The following table presents information concerning stock options exercised by the named executive officers during the year ended December 31, 2003 and the number and value of unexercised options held by them at December 31, 2003.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End Exercisable/Unexercisable(1)	Value of Unexercised In-the-Money Options/SARs At Fiscal Year End Exercisable/Unexercisable(1)
John R. Charman	—	—	1,416,742/888,370	$23,639,586/13,297,793
Michael A. Butt	—	—	40,000/110,000	640,667/1,281,333
William A. Fischer	—	—	80,000/100,000	1,289,067/1,235,733
John Gressier	—	—	46,667/113,333	729,733/1,459,467
Andrew Cook	—	—	66,667/93,333	1,065,333/1,123,867

(1)
Includes stock options that were granted with respect to the 2003 fiscal year but were granted on January 2, 2004.

  Retirement Plans

        We provide retirement benefits to eligible employees through various plans sponsored by the Company in Bermuda, Ireland, the United Kingdom, the United States and Switzerland. For 2003, in Bermuda, we contributed 10% of base salary to a registered plan for Bermudians and 10% of base salary to an unregistered plan for non-Bermudians. In Ireland and the United Kingdom, we contributed 15% of base salary to defined contribution plans, subject to certain statutory maximum limits. In the United States, we contributed 10% of eligible compensation to a 401(k) profit sharing plan, subject to certain statutory maximum limits, and, for certain highly compensated employees for which the statutory limits were met, contributed 10% of base salary (less amounts contributed to the 401(k) plan) to a supplemental retirement plan. In Switzerland, we contributed 10% of base salary to a defined contribution plan. Under the plans in the Ireland, the United Kingdom, the United States and Switzerland, some employees are entitled to contribute to the plans on a tax-deferred basis. Under the Swiss plan, contributions are invested by an insurance company with a minimum guaranteed return on statutorily mandated amounts. Under all of the other plans, contributions are invested at the discretion of the participants in a variety of investment options selected by the Company. Benefits under the plans generally vest upon one to four years of service with the Company (other than the Swiss plan, which vest immediately) and generally are distributable upon termination or retirement.

        In January 2004, we implemented supplemental retirement plans for Messrs. Charman and Butt. The plan for Mr. Charman requires us to make annual payments to Mr. Charman upon his retirement for a period of 20 years. The benefits vest over a period of two years commencing in 2006. Commencing at age 56, Mr. Charman is entitled to an annual payment of $750,000 compounded by 3% annually for each year commencing from inception. The plan for Mr. Butt requires us to make annual payments to Mr. Butt upon his retirement for a period of 10 years. The benefits vest over a period of two years commencing in 2006. Commencing at age 66, Mr. Butt is entitled to an annual payment of $250,000 compounded by 3% annually for each year commencing from inception. If either Mr. Charman or Mr. Butt dies, is permanently disabled or a change of control of the Company occurs, the remaining benefits under his plans are payable by the Company in a lump sum. The benefits received under these plans will be offset by the benefits received by Messrs. Charman and Butt under the Bermuda retirement plan.

  2003 Long-Term Equity Compensation Plan

        Our board of directors has adopted and our shareholders have approved a long-term incentive plan (the "Employees Plan"). The plan provides for the granting of non-qualified stock options, incentive stock options (within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986 (the "Code")), stock appreciation rights ("SARs"), restricted stock awards, performance share and performance unit awards and share purchase rights to employees, directors and consultants. To date, the Company has issued only non-qualified stock options, restricted stock and share purchase rights under the Employees Plan. The maximum number of common shares with respect to which awards may be granted under the plan is 14,855,192, of which 1,200,000 are available for issuance pursuant to share purchase rights and of which 13,655,192 are available for issuance under all other awards. As of March 31, 2004, 8,674,372 shares have been issued or are subject to issuance upon the exercise or payment of outstanding awards under the Employees Plan. The Compensation Committee has broad authority to administer the plan, including the authority to determine when awards will be made, determine the type and amount of awards, determine the exercise price of options and SARs, determine any limitations, restrictions or conditions applicable to each award, determine the terms of any instrument that evidences an award and select plan participants.

        Stock Options.    Options awarded under the Employees Plan are generally granted for a ten-year term, but may terminate earlier if the participant's employment or service terminates prior to the end of the term. The exercise price of an option must be at least equal to the fair market value of the shares on the date such option is granted. The exercise price of options may be paid (1) in cash, (2) by delivery of previously-acquired common shares, (3) by any combination of (1) and (2), (4) pursuant to a cashless exercise program or (5) by any other means the compensation committee approves, in its discretion. The outstanding stock options generally vest in three equal installments on the first, second and third anniversary of the date of grant or earlier upon the retirement, death or permanent disability of the participant or a change of control of the Company. As of March 31, 2004, non-qualified stock options exercisable for 5,326,012 common shares had been granted under the Employees Plan.

        Restricted Stock.    Holders of restricted stock may generally exercise full voting rights and may be credited with regular dividends paid with respect to the underlying shares while they are so held. The shares generally become freely transferable after the last day of the applicable period of restriction. The period of restriction with respect to outstanding stock awards generally expires on the third anniversary of the date of grant or earlier upon the retirement, death or permanent disability of the participant or a change of control of the Company. As of March 31, 2004, 2,426,800 restricted shares have been granted under the Employees Plan.

        Share Purchase Rights.    Share purchase rights may only be granted to employees according to terms determined by the Compensation Committee. To assist employees in purchasing shares pursuant to a grant of share purchase rights, we may offer employees who are not executive officers of the Company full recourse loans secured by the shares purchased with the loan proceeds. As of March 31, 2004, share purchase rights exercisable for 921,560 common shares had been granted and exercised under the Employees Plan.

  Employment Agreements

        John R. Charman.    Under Mr. Charman's employment agreement, dated as of December 15, 2003, Mr. Charman has agreed to serve as our Chief Executive Officer and President, a member of our board of directors and a member of the Executive Committee of our board of directors. Mr. Charman's term of service under this agreement continues until December 31, 2008. Mr. Charman receives an annual base salary of $1,250,000 as of January 1, 2004 and an annual target incentive bonus opportunity, to be determined by the board, of no less than 150% of his base salary. Mr. Charman's salary can be subject to review for increase at the discretion of the board, however, it cannot be decreased. Mr. Charman also was granted stock options and restricted shares as an inducement to accept such position and as a performance incentive. Mr. Charman is entitled to participate in all incentive plans and all employee benefit plans in which senior executives of the Company are eligible to participate and also is entitled to a supplemental executive retirement benefit upon terms and conditions determined by the board.

        If Mr. Charman's employment terminates as a result of death, Mr. Charman's employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to (1) base salary through the end of the month in which he dies, (2) a lump sum payment of one year's base salary, (3) a separation bonus no less than the greater of (A) $1,250,000 and (B) the highest amount awarded to Mr. Charman as an annual bonus for any of the three years immediately preceding his death, (4) immediate vesting of his previously unvested stock options and restricted shares as if his employment continued until the end of the 12-month period following his death, with the stock options to remain exercisable for no longer than one year, (5) vesting and exercisability of all other equity awards in accordance with their terms and (6) any accrued benefits under the Company's plans, programs or agreements.

        Either Mr. Charman or we may terminate his employment agreement if Mr. Charman becomes disabled by providing 15 days prior written notice to the other party. If Mr. Charman's employment ceases because of disability, then in addition to the entitlements discussed immediately above in the case of death, Mr. Charman is also entitled to (1) disability benefits and (2) continued coverage for one year under all benefit programs he was participating in immediately prior to the date of his termination.

        If we terminate Mr. Charman's employment agreement for cause, which includes conviction of a felony involving moral turpitude, gross negligence or gross misconduct, or if Mr. Charman voluntarily terminates his employment agreement with us, all of our obligations cease, and Mr. Charman will only be entitled to receive (1) accrued base salary through the date of termination, (2) continued eligibility for one year under all medical benefit programs he was participating in immediately prior to the date of his termination at Mr. Charman's expense for the full cost of premiums for such coverage and (3) other benefits under the Company's plans, programs and agreements.

        If we terminate Mr. Charman's employment without cause or if Mr. Charman terminates his employment with good reason as defined in the agreement, then Mr. Charman is subject to the same terms as if he ceased employment as a result of disability, except that Mr. Charman is entitled to receive payment of two year's base salary instead of one and two times the amount of the separation bonus and he is not entitled to disability benefits. If we terminate Mr. Charman's employment agreement without cause, or if Mr. Charman terminates his employment with good reason, in anticipation of, or within the 12-month period following, a change in control as defined in the agreement, Mr. Charman is also entitled to receive the foregoing benefits, excluding disability benefits, except that he is also entitled to (1) three times the amount of the separation bonus, instead of two, (2) immediate vesting of his previously unvested stock options and restricted shares as if his employment continued until the third anniversary of the date of his termination, with the stock options to remain exercisable for no longer than one year, and (3) continued coverage for two years under all benefit programs.

        Any amount payable to Mr. Charman pursuant to his employment agreement upon his termination of employment for any reason must be paid in a lump sum with respect to 50% promptly following his termination, and with respect to the remaining 50%, with accrued interest, on the first anniversary of his termination date.

        Mr. Charman is also subject to non-competition and non-solicitation provisions for a period of one year after termination of the agreement along with ongoing confidentiality and non-disparagement requirements.

        Michael A. Butt.    Under Mr. Butt's service agreement, dated as of December 15, 2003, Mr. Butt has agreed to serve as Chairman of our board of directors. Mr. Butt's term of service under this agreement continues until December 31, 2008. Mr. Butt receives an annual base salary of $750,000 as of January 1, 2004 and an annual target incentive bonus opportunity of no less than 100% of his base salary. Mr. Butt's salary can be subject to review for increase at the discretion of the board, however, it cannot be decreased. Mr. Butt also was granted stock options and restricted shares as an inducement to accept such position and as a performance incentive. Mr. Butt is entitled to participate in all incentive plans and all employee benefit plans in which senior executives of the Company are eligible to participate and also is entitled to a supplemental executive retirement benefit upon terms and conditions determined by the board.

        If Mr. Butt's employment terminates as a result of death, Mr. Butt's agreement automatically terminates, and his spouse, other beneficiary or legal representatives are entitled to (1) any accrued base salary through the end of the month in which he dies, (2) a separation bonus no less than the greater of (A) $750,000 and (B) the highest amount awarded to Mr. Butt as an annual bonus for any of the three years immediately preceding his death, (3) immediate vesting of his previously unvested stock options and restricted shares as if his employment continued until the end of the 12-month period following his death, with the stock options to remain exercisable for no longer than one year, (4) vesting and excercisability of all other equity awards in accordance with their terms and (5) any accrued benefits under the Company's plans, programs or agreements.

        Either Mr. Butt or we may terminate his service agreement if Mr. Butt becomes disabled by providing 15 days prior written notice to the other party. If Mr. Butt's employment ceases because of disability, then in addition to the entitlements discussed immediately above in the case of death, Mr. Butt is also entitled to (1) payment of one year's base salary, (2) disability benefits and (3) continued coverage for one year under all benefit programs he was participating in immediately prior to the date of his termination.

        If we terminate Mr. Butt's service agreement for cause, which includes conviction of a felony involving moral turpitude, gross negligence or gross misconduct, or if Mr. Butt voluntarily terminates his service agreement with us, all of our obligations cease, and Mr. Butt will only be entitled to receive accrued base salary through the date of termination and any accrued benefits under the Company's plans, programs or agreements.

        If we terminate Mr. Butt's employment without cause or if Mr. Butt terminates his employment with good reason as defined in the agreement, then Mr. Butt is subject to the same terms as if he ceased employment as a result of disability, except that Mr. Butt is entitled to receive payment of two year's base salary instead of one and is not entitled to disability benefits. If we terminate Mr. Butt's agreement without cause or if Mr. Butt terminates his employment with good reason in anticipation of, or within the 12-month period following, a change in control as defined in the agreement, Mr. Butt is also entitled to receive the foregoing benefits, excluding disability benefits, except that he is also entitled to (1) two times the amount of the separation bonus, (2) immediate vesting of his previously unvested stock options and restricted shares as if his employment continued until the three-year anniversary of the date of his termination, with the stock options to remain exercisable for no longer than one year, and (3) continued coverage for two years under all benefit programs.

        Any amount payable to Mr. Butt pursuant to his service agreement upon his termination of employment for any reason must be paid in a lump sum with respect to 50% promptly following his termination, and with respect to the remaining 50%, with accrued interest, on the first anniversary of his termination date.

        Mr. Butt is also subject to non-competition and non-solicitation provisions for a period of one year after termination of the service agreement along with ongoing confidentiality and non-disparagement requirements.

        Andrew Cook.    Under Mr. Cook's employment agreement, dated as of January 1, 2004, Mr. Cook has agreed to serve as Chief Financial Officer of the Company. Mr. Cook's term of service under this agreement continues until December 31, 2005 followed by automatic one-year renewals unless notice of termination of his employment is provided by us or Mr. Cook at least six months prior to the end of the term. Mr. Cook receives an annual base salary of $450,000 as of January 1, 2004 and an annual bonus payable at the discretion of the Company. We have also granted Mr. Cook options and restricted shares.

        Mr. Cook's employment will automatically terminate upon his death. The Company may terminate Mr. Cook's employment as a result of his disability, for cause (which includes willful misconduct or gross negligence in the performance of duties, willful engagement of conduct that is demonstrably injurious to the Company, material breach of the agreement or conviction of a felony or crime involving moral turpitude) or without cause upon 30 days notice. Mr. Cook may terminate his employment upon at least six months notice to the Company.

        In the event of termination of employment for any reason, Mr. Cook will be entitled to any accrued base salary though the date of termination and all employee benefits to which he is entitled under all employee benefit plans in which he participates. If we terminate Mr. Cook's employment without cause, he is entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of termination. If Mr. Cook terminates his employment with good reason as defined in the agreement within the 12-month period following a change in control as defined in the agreement, Mr. Cook is entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of termination. If Mr. Cook's employment is terminated for any reason, other than for cause or by Mr. Cook without the required notice, the Company will pay the costs of repatriating him and his family to Canada or the United Kingdom.

        If either the Company or Mr. Cook gives notice of non-renewal of Mr. Cook's employment or we terminate Mr. Cook's employment without cause or Mr. Cook terminates his employment and gives us notice, we may until the termination date (1) require Mr. Cook to perform only those duties as we may choose, (2) require him not to perform any of his duties, (3) require him to not have any contact with customers, clients or employees, (4) exclude him from our premises and/or (4) require him to resign from all positions with the Company. If we elect to take any such action, Mr. Cook will continue to be an employee and we will continue to pay him his base salary and afford him all employee benefits to which he entitled until the date of termination.

        Mr. Cook is also subject to non-competition and non-solicitation provisions for a period of six months after termination of employment and ongoing confidentiality requirements.

        William A. Fischer.    Under Mr. Fischer's employment agreement, dated as of January 1, 2004, Mr. Fischer has agreed to serve as Chief Executive Officer and President of AXIS Global Reinsurance. Mr. Fischer's term of service under this agreement continues until December 31, 2005 followed by automatic one-year renewals unless notice of termination of his employment is provided by us or Mr. Fischer at least six months prior to the end of the term. Mr. Fischer receives an annual base salary of $575,000 as of January 1, 2004 and an annual bonus payable at the discretion of the Company. We have also granted Mr. Fischer options and restricted shares.

        Mr. Fischer's employment will automatically terminate upon his death. The Company may terminate Mr. Fischer's employment as a result of his disability, for cause (which includes willful misconduct or gross negligence in the performance of duties, willful engagement of conduct that is demonstrably injurious to the Company, material breach of the agreement or conviction of a felony or crime involving moral turpitude) or without cause upon 30 days notice. Mr. Fischer may terminate his employment upon at least six months notice to the Company.

        In the event of termination of employment for any reason, Mr. Fischer will be entitled to any accrued base salary though the date of termination and all employee benefits to which he is entitled under all employee benefit plans in which he participates. If we terminate Mr. Fischer's employment without cause, he is entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of termination. If Mr. Fischer terminates his employment with good reason as defined in the agreement within the 12-month period following a change in control as defined in the agreement, Mr. Fischer is entitled to continuation of his base salary and employee benefits for a period of 12 months after the date of termination. If Mr. Fischer's employment is terminated for any reason, other than for cause or by Mr. Fischer without the required notice, the Company will pay the costs of repatriating him and his family to the United States.

        If either the Company or Mr. Fischer gives notice of non-renewal of Mr. Fischer's employment or we terminate Mr. Fischer's employment without cause or Mr. Fischer terminates his employment and gives us notice, we may until the termination date (1) require Mr. Fischer to perform only those duties as we may choose, (2) require him not to perform any of his duties, (3) require him to not have any contact with customers, clients or employees, (4) exclude him from our premises and/or (4) require him to resign from all positions with the Company. If we elect to take any such action, Mr. Fischer will continue to be an employee and we will continue to pay him his base salary and afford him all employee benefits to which he entitled until the date of termination.

        Mr. Fischer is also subject to non-competition and non-solicitation provisions for a period of six months after termination of employment and ongoing confidentiality requirements.

        John Gressier.    Under Mr. Gressier's employment agreement, dated as of December 20, 2002, Mr. Gressier has agreed to serve as Chief Executive Officer and President of AXIS Global Insurance. Mr. Gressier receives an annual base salary of £364,210 as of January 1, 2004 and an annual bonus payable at the discretion of the Company. The Company has also granted Mr. Gressier options and restricted shares.

        We may terminate Mr. Gressier's employment without cause upon at least six months notice, for cause (which includes material breach of the agreement, grave misconduct, gross default or willful neglect in the discharge of his duties, commission of any serious act of dishonesty or conviction of any indictable offence that affects his position with the Company), as a result of his disability or upon reaching age 60. Mr. Gressier may terminate his employment upon at least six months notice to the Company.

        If we terminate Mr. Gressier's employment, we may pay him in lieu of providing the required notice his base salary for the notice period. In addition, we may upon notice to Mr. Gressier during some or all of the notice period require Mr. Gressier to (1) cease performing some or all of the powers, authorities and discretions delegated to him, (2) cease attending our offices and the offices of our brokers, clients and potential clients and/or (3) complete specifically assigned projects.

        Mr. Gressier is also subject to non-competition provisions and non-solicitation provisions for a period of six months after termination of employment and ongoing confidentiality requirements.

Compensation Committee Report on Executive Compensation

        The following report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the U.S. Securities Act of 1933 (the "Securities Act") or the Exchange Act.

        The Compensation Committee's objectives in determining executive compensation are to ensure that (1) the Company's executive officers are compensated according to the terms of the respective employment agreements, (2) the Company's compensation policies are designed to maximize shareholders value over the long-term and (3) the Company has compensation and benefit programs that will attract and retain superior talent globally. The Compensation Committee believes that the Company's policies provide all employees, and particularly management, with incentives to strive for excellence and link the financial interests of management with those of the Company's shareholders.

        Executive compensation is a combination of base salary, an annual cash bonus made under the Company's annual incentive plan and incentive awards made under the Employees Plan. The Compensation Committee determines the level of compensation and incentive awards based on a number of factors, including achievement of performance objectives established by us and the board of directors. The Compensation Committee has utilized the services of an outside executive compensation consultant to provide objective and competitive guidance to maintain the integrity of the programs and corresponding goals.

        Salary Administration Program.    The Company's salary administration program was designed to balance internal parity with external market practice. In order to remain competitive with the market, the Compensation Committee reviews executive salaries as needed. Executive officer salary adjustments are determined by objective and subjective evaluation of individual performance, internal parity comparisons and a global review of the external market for comparable positions.

        Annual Incentive Plan.    The Company contributes to an annual bonus pool that is distributed to all eligible employees. For 2003, the Compensation Committee approved the distribution of up to 6.5% of the Company's pre-tax, pre-incentive net income target based on the achievement of certain criteria, including attaining specified levels of net income and gross premiums written. Awards under the annual incentive plan are distributed based on a combination of individual performance, Company performance and management discretion. Target incentive awards for each grade of employee are based on competitive market practices and internal parity considerations. For 2003, all awards to executive officers under the annual incentive plan were approved by the Compensation Committee.

        In addition, in September 2003 the Compensation Committee determined to award to eligible employees $2.9 million of accrued bonus funds that were not allocated in 2002. These funds were allocated to employees who were employed by the Company as of December 31, 2002 and who received an incentive award for 2002 under the annual incentive plan, other than the Chairman of the Board, the Chief Executive Officer and the Chairman of the Executive Committee. The awards made under this additional bonus plan vest on October 1, 2005, at which time they will be distributed as a cash payment to all eligible employees who are still employed by the Company at that date. Any amounts forfeited by employees who leave the Company will be reallocated to the remaining participants.

        Employees Plan.    The Employees Plan was established to optimize the Company's profitability and growth through incentives which are consistent with the Company's goals and which link the interest of select employees with those of the Company's shareholders. The Company believes that the plan also promotes teamwork and provides employees with an incentive to strive for excellence. Equity awards generally are made one time per year as part of the Company's annual compensation review and are made in accordance with guidelines approved by the Compensation Committee. The Compensation Committee also considers equity awards in specific cases based on individual performance or for purposes of attracting and retaining key executives. For 2003, non-qualified stock options and restricted stock awards were granted to executive officers based on targets contained in the guidelines and individual performance. For 2003, all awards to executive officers under the Employees Plan were approved by the Compensation Committee.

        Section 162(m) Compliance.    The policy of the Compensation Committee with respect to Section 162(m) of the Code is to establish and maintain a compensation program that will optimize the deductibility of compensation. However, the Compensation Committee may exercise its right to use judgment, where merited by the need to respond to changing business conditions or to an executive officer's individual performance, to authorize compensation that may not, in a specific case, be fully deductible. Given the Company's performance during 2003, the Chief Executive Officer and several of our other executive officers received compensation in excess of $1,000,000, which will not be deductible pursuant to Section 162(m).

        Chief Executive Officer Compensation.    In determining the compensation of the Chief Executive Officer, the Compensation Committee awarded compensation based on Mr. Charman's employment agreement, which provided for a base salary of $1,000,000 and a minimum bonus payable under the annual incentive plan of 75% of base salary. In addition, the Compensation Committee reviewed both quantitative and qualitative measures of Mr. Charman's performance.

        Under his leadership, the 2003 financial results of the Company were exceptional as evidenced by the following financial measures:

  •
  gross written premium of $2.3 billion, up over 100% from $1.1 billion in 2002;

  •
  net income of $532.3 million, up 100% from $265.1 million in 2002; and

  •
  a return on average equity of over 22%.

        Mr. Charman led the management team in the outstanding success of the Company's initial public offering in July 2003, as reflected by the market value of approximately $4.5 billion at December 31, 2003, which is only two years after the initial capitalization of approximately $1.7 billion. In accordance with the strategy of the Company, Mr. Charman also successfully established substantial U.S. operations in both the insurance and reinsurance markets. In addition, Mr. Charman's compensation was based on the Company's overall superior performance in 2003 and his success in creating a strong foundation for future potential earnings.

                      COMPENSATION COMMITTEE
                      Frank J. Tasco, Chairman
                      Donald J. Greene
                      Andrew H. Rush
                      Jeffrey C. Walker

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is composed of Messrs. Greene, Rush and Walker and is chaired by Mr. Tasco. During the year ended December 31, 2003, no executive officer of the Company served as a member of the compensation committee or as a director of another entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

        Mr. Rush is a managing director of Credit Suisse First Boston in the Private Equity Group and a member of the Investment Committee of DLJ Merchant Banking Partners III, L.P., both of which are affiliates of Credit Suisse First Boston LLC. Mr. Walker is the Managing Partner of J.P. Morgan Partners and a member of the Executive Committee and Vice Chairman of J.P. Morgan Chase & Co., both of which are affiliates of J.P. Morgan Securities Inc. During the year ended December 31, 2003, Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. acted as representatives of the underwriters in our initial public offering and were paid $2.4 million and $1.9 million, respectively, in underwriting discounts and commissions.

        During the year ended December 31, 2003, JPMorgan Chase Bank acted as administrative agent and/or lender for our syndicated credit facility. Some subsidiaries of the Company also hold several bank accounts with JPMorgan Chase Bank. During the year ended December 31, 2003, we incurred $678,000 of fees in connection with these transactions.

        AXIS Specialty Limited entered into agreements in November 2001 and December 2002 with J.P. Morgan Investment Management Inc. and its affiliates under which JPMorgan was appointed as an investment manager of part of our investment portfolio. These agreements were entered into on an arms length basis on terms generally available in the market. During the year ended December 31, 2003, we incurred $530,000 of fees pursuant to these agreements.

Corporate Governance

        We have adopted a Code of Business Conduct that applies to all of our directors and employees, including our Chief Executive Officer and President, our Chief Financial Officer and our Controller. A copy of the Code of Business Conduct, as well as our Corporate Governance Guidelines, is available on our website at www.axiscapital.com. We intend to disclose any required amendment to, or waiver of, a provision of the Code of Business Conduct that applies to our Chief Executive Officer and President, our Chief Financial Officer or our Controller on our website. In addition, waivers of the Code of Business Conduct for our directors and executive officers may be made only by our board of directors or the Corporate Governance and Nominating Committee and will be promptly disclosed to shareholders on our website in accordance with the listing standards of the New York Stock Exchange.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange reports on Forms 3, 4 and 5 concerning their ownership of the common shares and other equity securities of the Company.

        We believe that all of our directors, executive officers and shareholders who are required to file reports filed all of such reports on a timely basis during the year ended December 31, 2003, with the exception of one Form 4 filing for each of Messrs. Greene and Tasco that reported two issuances of phantom stock after the required reporting date and one Form 4 filing for each of Messrs. Keane and Kelly that reported two issuances of common shares after the required reporting date.

AMENDMENT TO OUR BYE-LAWS

        In March 2004, our board of directors approved amending our bye-laws and directed that the amended bye-laws be submitted to the shareholders for approval at the meeting. Bye-law 12(1) currently provides that the board shall consist of not less than nine and not more than 15 directors as determined by resolution of the board, or such number as the shareholders may from time to time determine. The amendment increases the maximum authorized number of directors to 16. The board believes that the increase in the number of directors is necessary to provide it with sufficient flexibility in planning for the smooth succession of directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE BYE-LAWS.

PRINCIPAL SHAREHOLDERS

        The following table sets forth information as of March 31, 2004 regarding beneficial ownership of our common shares by:

  •
  each person or group known to us to be the beneficial owner of more than 5% of our common shares;

  •
  each of our directors and nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

Directors, Nominees and Executive Officers	Number of Shares(1)	Percent of Outstanding Shares(1)
Michael A. Butt(2)	392,530		*
John R. Charman(3)	5,730,994%
Robert J. Newhouse, Jr.(4)	825,158		*
W. Thomas Forrester	—	—
Robert L. Friedman(5)	—	—
Charles A. Davis(6)	—	—
Donald J. Greene(7)	75,275		*
Jurgen Grupe	—	—
Maurice A. Keane(8)	25,198		*
Edward J. Kelly, III(9)	8,168		*
Andrew H. Rush(10)	—	—
Scott A. Schoen(11)	—%
Henry B. Smith	—	—
Frank J. Tasco(12)	83,315		*
Jeffrey C. Walker(13)	—	—
Andrew Cook(14)	276,667		*
John Gressier(15)	282,667		*
William Fischer(16)	220,000		*
All directors, nominees and executive officers as a group (26 persons)(17)	8,775,210%
Other Shareholders
Marsh & McLennan Companies, Inc.(18)(19)	44,032,509%
J.P. Morgan Chase & Co. and related entities(20)	14,813,232%
Blackstone Management Associates (Cayman) III L.P(21)	14,809,645%
Credit Suisse First Boston(22)	14,809,654%
Thomas H. Lee (Alternative) Fund V, L.P. and related entities(23)	14,809,646%

*
Less than 1%

(1)
Includes the outstanding common shares and assumes exercise of all outstanding warrants for common shares as well as the exercise of all outstanding options currently exercisable or exercisable within 60 days of March 31, 2004. Our bye-laws reduce the total voting power of any shareholder owning 9.5% or more of our common shares to less than 9.5% of the voting power of our capital stock.

(2)
Includes 40,000 common shares issuable upon exercise of vested options held by Mr. Butt.

(3)
Includes 482,064 shares held directly, 1,804,908 common shares owned by Dragon Holdings Trust ("Dragon Trust"); 597,704 common shares owned by JR Charman Children's Settlement

  ("Children's Settlement"); and 1,416,742 common shares issuable upon exercise of vested options held by Mr. Charman. It also includes 1,072,184 common shares issuable upon exercise of warrants of the Company held by Dragon Trust and 357,392 common shares issuable upon exercise of warrants of the Company held by Children's Settlement. Mr. Charman disclaims beneficial ownership of the common shares and common shares issuable upon exercise of warrants held by Dragon Trust and Children's Settlement. The trustee of the Dragon Trust and of Children's Settlement is Codan Trust Company Limited ("Codan") whose registered office is at Richmond House, 12 Par-La-Ville Road, Hamilton HM08, Bermuda. Any two directors or one director and one officer of Codan hold the power to exercise dispositive power over the common shares and common shares issuable upon the exercise of warrants of the Company held by the Dragon Trust and Children's Settlement. Mr. Charman has a discretionary and contingent interest in the trust property of the Dragon Trust. He also has the power to appoint and remove new or successor trustees. The Trustee has absolute discretion as to whether to make any distributions to him or not and there are other family beneficiaries. Mr. Charman's contingent interest is subject to him surviving to the end of the trust period, which is expected to be at least 80 years. John Charman has no beneficial interest in the trust property of the Children's Settlement, although he has the power to appoint new or successor trustees.

(4)
Includes 393,350 common shares held directly, 71,808 common shares issuable upon exercise of warrants of the Company and 360,000 common shares issuable upon exercise of vested options held by Mr. Newhouse, Jr.

(5)
Mr. Friedman is a Senior Managing Director of the Blackstone Group, L.P. Mr. Friedman disclaims beneficial ownership of all common shares owned by Blackstone entities. See footnote 21.

(6)
Mr. Davis is Chairman and CEO of MMC Capital, Inc., a Director of Marsh & McLennan Risk Capital Holdings, Ltd., and a Vice Chairman and Director of Marsh & McLennan Companies, Inc. He also serves as a member of the investment committee of Trident II, L.P. and is the sole member of one of the single member limited liability companies that serves as a general partner of Trident Capital II, L.P., the general partner of Trident II, L.P. Mr. Davis disclaims beneficial ownership of any common shares and warrants of the Company that are, or may be deemed to be, beneficially owned by Marsh & McLennan Companies, Inc. (including the shares that are, or may be deemed to be, beneficially owned by Marsh & McLennan Risk Capital Holdings, Ltd. and MMC Capital, Inc.) and Trident II, L.P, except to the extent of his pecuniary interest therein. See footnotes 18 and 19 below.

(7)
Includes 72,608 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Greene.

(8)
Includes 22,531 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Keane.

(9)
Includes 5,501 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Kelly.

(10)
Mr. Rush is an officer in the Private Equity group of Credit Suisse First Boston. Mr. Rush disclaims beneficial ownership of any common shares beneficially owned by Credit Suisse First Boston. See footnote 22.

(11)
Mr. Schoen is a Managing Director of Thomas H. Lee Advisors, LLC, the general partner of Thomas H. Lee Partners, L.P. Mr. Schoen disclaims beneficial ownership of any common shares that are beneficially owned by Thomas H. Lee Advisors, LLC, except to the extent of his pecuniary interest therein. See footnote 23.

(12)
Includes 80,648 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Tasco.

(13)
The common shares owned by J.P. Morgan Partners (BHCA), L.P. may be deemed attributable to Mr. Walker because he is the President of JPMP Capital Corp., which is the general partner of JPMP Master Fund Manager, L.P. (the general partner of J.P. Morgan Partners (BHCA), L.P.) and a limited partner of JPMP Master Fund Manager, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to Mr. Walker is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within J.P. Morgan Partners (BHCA), L.P. and within JPMP Master Fund Manager, L.P. The common shares owned by J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., and J.P. Morgan Partners Global Investors (Cayman) IV, L.P. (collectively, the "JPMP Global Fund Entities") may be deemed attributable to Mr. Walker because of his position with JPMP Capital Corp., which is the general partner of JPMP Global Investors, L.P. (the general partner of each of the JPMP Global Fund Entities). The actual pro rata portion of such beneficial ownership that may be deemed attributable to Mr. Walker is not readily determinable. Mr. Walker disclaims beneficial ownership of the common shares beneficially owned by J.P. Morgan Partners (BHCA), L.P. and the related JPMP Global Fund Entities, except to the extent of his pecuniary interest in them. Although Mr. Walker is also President of JPMP Capital, LLC, he does not have a pecuniary interest in, and disclaims beneficial ownership of, the common shares beneficially owned by J.P. Morgan Capital, L.P. and J.P. Morgan Corsair II Offshore Capital Partners, L.P. See footnote 20.

(14)
Includes 210,000 common shares and 66,667 common shares issuable upon exercise of vested options held by Mr. Cook.

(15)
Includes 216,000 common shares and 46,667 common shares issuable upon exercise of vested options held by Mr. Gressier.

(16)
Includes 140,000 common shares and 80,000 common shares issuable upon exercise of vested options held by Mr. Fischer.

(17)
Includes 6,560,466 common shares and 2,214,744 common shares issuable upon exercise of vested options.

(18)
Includes (i) 7,404,827 common shares held by Marsh & McLennan Risk Capital Holdings, Ltd.; (ii) 490,756 common shares and 473,264 common shares issuable upon exercise of warrants of the Company held by Marsh & McLennan Capital Professionals Fund, L.P.; (iii) 493,469 common shares and 476,528 common shares issuable upon exercise of warrants of the Company held by Marsh & McLennan Employees' Securities Company, L.P.; (iv) 17,529,331 common shares and 16,918,312 common shares issuable upon exercise of warrants held by Trident II, L.P.; (v) 11,792 shares held by MMC Capital, Inc.; (vi) 76,641 common shares held by Putnam Investments Employees' Securities Co. I LLC; (vii) 68,430 common shares held by Putnam Investments Employees' Securities Co. II LLC; and (viii) 89,159 common shares held by Putnam Investments Holdings, LLC. The principal address for Marsh & McLennan Companies, Inc. and Marsh & McLennan Risk Capital Holdings, Ltd. is 1166 Avenue of the Americas, New York, New York 10036. The principal address for MMC Capital, Inc. is 20 Horseneck Lane, Greenwich, Connecticut 06830. The principal address for Trident II, L.P., Trident Capital II, L.P., Marsh & McLennan Capital Professionals Fund, L.P. and Marsh & McLennan Employees' Securities Company, L.P. is Maples & Calder, Ugland House, Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands.

(19)
The sole general partner of Trident II, L.P. is Trident Capital II, L.P. The manager of Trident II, L.P. is MMC Capital, Inc., a wholly owned subsidiary of Marsh & McLennan Risk Capital Holdings, Ltd. Marsh & McLennan Risk Capital Holdings, Ltd. is a wholly owned, indirect subsidiary of Marsh & McLennan Companies, Inc. The general partners of Trident Capital II, L.P. are Marsh & McLennan GP I, Inc., a wholly owned subsidiary of Marsh & McLennan Risk Capital Holdings, Ltd., and two single member limited liability companies that are owned by individuals who are senior executive officers of Marsh & McLennan Companies, Inc. Putnam Investments Holdings, LLC is a subsidiary of Marsh & McLennan Companies and is the managing member of Putnam Investments Employees' Securities Co. I LLC and Putnam Investments Employees' Securities Co. II LLC. As the ultimate parent corporation of its various subsidiaries, Marsh & McLennan Companies, Inc. may be deemed to share voting and investment power with respect to all common shares of the Company that are, or may be deemed to be, beneficially owned by each of its subsidiaries. Marsh & McLennan Companies, Inc. disclaim any beneficial ownership of common shares and warrants to purchase common shares that are, or may be deemed to be, beneficially owned by Trident II, L.P. and Trident Capital II. L.P., except to the extent of its pecuniary interest therein.

(20)
Includes 7,878,880 common shares owned by J.P. Morgan Partners (BHCA), L.P. ("JPMP BHCA"), an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., and 2,121,220 common shares held by the following related fund entities: J.P. Morgan Partners Global Investors, L.P. (37,817 common shares); J.P. Morgan Partners Global Investors A, L.P. (125,999 common shares); J.P. Morgan Partners Global Investors (Cayman), L.P. (632,393 common shares); J.P. Morgan Partners Global Investors (Cayman) II, L.P. (70,582 common shares); J.P. Morgan Partners Global Investors (Cayman) III, L.P. (720,111 common shares); and J.P. Morgan Partners Global Investors (Cayman) IV, L.P. (534,318 common shares) (collectively, the "JPMP Global Fund Entities"). The general partner of JPMP BHCA is JPMP Master Fund Manager, L.P., the general partner of which is JPMP Capital Corp. JPMP Capital Corp., a wholly owned subsidiary of J.P. Morgan Chase & Co., is the general partner of JPMP Global Investors, L.P., which is the general partner of each of the foregoing JPMP Global Fund Entities. Also includes common shares owned by two other companies in which J.P. Morgan Chase & Co. has an interest: J.P. Morgan Capital, L.P. (1,107,021 common shares) and J.P. Morgan Corsair II Offshore Capital Partners, L.P. (3,706,111 common shares) (collectively, the "Corsair Shares"). JPMP BHCA, JPMP Capital Corp. and the JPMP Global Fund Entities have no pecuniary interest in and disclaim beneficial ownership of the Corsair Shares. The principal address for J.P. Morgan Chase & Co. is 270 Park Avenue, New York, NY, 10017. The principal address for each of JPMP BHCA, J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., J.P. Morgan Partners Global Investors (Cayman) IV, L.P., JPMP Capital Corp. and J.P. Morgan Capital, L.P. is 1221 Avenue of the Americas, New York, NY, 10020. The address for J.P. Morgan Corsair II Offshore Capital Partners, L.P. is 277 Park Avenue, New York, NY, 10172.

(21)
Includes 11,961,353 common shares held by Blackstone FI Capital Partners (Cayman) L.P.; 2,329,957 common shares held by Blackstone FI Offshore Capital Partners L.P.; and 518,335 common shares held by Blackstone Family Investment Partnership (Cayman) III L.P. The sole general partner of Blackstone FI Capital Partners (Cayman) L.P. and Blackstone Family Investment Partnership (Cayman) III L.P and the sole investment general partner of Blackstone FI Offshore Capital Partners L.P. is Blackstone Management Associates (Cayman) III L.P. The principal address for each is Walkers, PO Box 265 GT, Walker House, George Town, Grand Cayman, Cayman Islands. As founding members of Blackstone Management Associates (Cayman) III L.P., Messrs. Peter G. Peterson and Stephen A. Schwarzman have the shared power to vote or to direct the vote of, and to dispose or to direct the disposition of, the shares that may be deemed to be beneficially owned by Blackstone Management Associates (Cayman) III L.P. As a result, Messrs. Peterson and Schwarzman may be deemed to beneficially own the shares that Blackstone Management Associates (Cayman) III L.P. may be deemed to beneficially own, but they disclaim any such beneficial ownership except to the extent of their individual pecuniary interest in such shares.

(22)
Includes 11,195,014 common shares owned by DLJMB Overseas Partners III, C.V.; 783,258 common shares held by DLJ Offshore Partners III C.V.; 202,040 common shares held by DLJ Offshore Partners III-1, C.V.; 143,918 common shares held by DLJ Offshore Partners III-2, C.V.; 95,489 common shares held by DLJ MB Partners III GmbH & Co.KG; 18,960 common shares held by Millennium Partners II, L.P.; and 2,370,975 common shares held by MBP III Plan Investors, L.P. Credit Suisse First Boston, a Swiss bank, owns the majority of the voting stock of Credit Suisse First Boston, Inc., which in turn owns all of the voting stock of Credit Suisse First Boston (USA), Inc. ("CSFB-USA"). The entities named above are merchant banking funds advised by indirect subsidiaries of CSFB-USA. The principal address for each of these entities is 11 Madison Avenue, 16th Floor, New York, NY 10010.

(23)
Includes 11,412,564 common shares held by Thomas H. Lee (Alternative) Fund V, L.P.; 2,961,101 common shares held by Thomas H. Lee (Alternative) Parallel Fund V, L.P.; 157,260 common shares held by Thomas H. Lee (Alternative) Cayman Fund V, L.P.; 21,946 common shares held by U.S. Bank, N.A. (successor to State Street Bank and Trust Company), not personally, but solely as Trustee under the 1997 Thomas H. Lee Nominee Trust; 22,545 common shares held by Thomas H. Lee Investors Limited Partnership; 76,641 common shares held by Putnam Investments Employees' Securities Co. I LLC; 68,430 common shares held by Putnam Investments Employees' Securities Co. II LLC; and 89,159 common shares held by Putnam Investments Holdings, LLC. The address for the Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P. and Thomas H. Lee (Alternative) Cayman Fund V, L.P. is c/o Walkers, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands. The address for the 1997 Thomas H. Lee Nominee Trust and Thomas H. Lee Investors Limited Partnership is 75 State Street, Boston, Massachusetts 02109. The address for Putnam Investments Employees' Securities Company I, LLC, Putnam Investments Employees' Securities Company 11, LLC and Putnam Investments Holdings LLC is One Post Office Square, Boston, Massachusetts 02109. No individual at Thomas H. Lee has voting or investment control over the common shares owned of record by Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P. and Thomas H. Lee Investors Limited Partnership. Thomas H. Lee has voting and investment control over common shares owned of record by State Street Bank and Trust Company as Trustee under the 1997 Thomas H. Lee Nominee Trust. No individual at Putnam Investments has voting or investment control over common shares owned of record by Putnam Investments Employees' Securities Co. I LLC, Putnam Investments Employees' Securities Co. II LLC and Putnam Investments Holdings, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Davis, one of our directors, is Chairman and Chief Executive Officer of MMC Capital, Inc. and a director of Marsh & McLennan Companies, Inc. AXIS Specialty entered into an advisory agreement in November 2001 with MMC Capital, Inc. Under this agreement, MMC Capital from time to time provides advice and assistance to the Company in connection with transactions and other matters as may be agreed by MMC Capital and the Company for a period of five years. During the term of this agreement, AXIS Specialty pays an annual fee of $1.0 million. During the year ended December 31, 2003, we incurred $1.0 million of fees and expenses to MMC Capital pursuant to this agreement. Mr. Davis receives approximately 4.5% of the payments made to MMC Capital pursuant to the MMC Capital Long Term Incentive Plan.

        AXIS Specialty entered into an agreement in November 2001 with The Putnam Advisory Company, L.L.C., an affiliate of Marsh and McLennan Companies, Inc., under which Putnam was appointed as an investment manager of part of our investment portfolio. This agreement was entered into on an arms length basis on terms generally available in the market. During the year ended December 31, 2003, we incurred $704,000 of fees pursuant to this agreement.

        We use Marsh and its affiliates for accounting and human resource consulting services. During the year ended December 31, 2003, we incurred $619,285 in fees in connection with these transactions. In addition, we pay brokerage fees and commissions to Marsh and its affiliates, which vary based on the amount of business produced. During the year ended December 31, 2003, we incurred $86.1 million in brokerage fees and commissions in connection with these transactions.

        Mr. Rush, one of our directors, is a managing director of Credit Suisse First Boston in the Private Equity Group and a member of the Investment Committee of DLJ Merchant Banking Partners III, L.P., both of which are affiliates of Credit Suisse First Boston LLC. Mr. Walker, one of our directors, is the Managing Partner of J.P. Morgan Partners and a member of the Executive Committee and Vice Chairman of J.P. Morgan Chase & Co., both of which are affiliates of J.P. Morgan Securities Inc. During the year ended December 31, 2003, Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. acted as representatives of the underwriters in our initial public offering and were paid $2.4 million and $1.9 million, respectively, in underwriting discounts and commissions.

        During the year ended December 31, 2003, JPMorgan Chase Bank acted as administrative agent and/or lender for our syndicated credit facility. Some subsidiaries of the Company also hold several bank accounts with JPMorgan Chase Bank. During the year ended December 31, 2003, we incurred $678,000 of fees in connection with these transactions.

        AXIS Specialty entered into agreements in November 2001 and December 2002 with J.P. Morgan Investment Management Inc. and its affiliates under which JPMorgan was appointed as an investment manager of part of our investment portfolio. These agreements were entered into on an arms length basis on terms generally available in the market. During the year ended December 31, 2003, we incurred $530,000 of fees pursuant to these agreements.

PERFORMANCE GRAPH

        Set forth below is a graph comparing the yearly dollar change in the cumulative total shareholder return over a five month period on our common shares (assuming reinvestment of dividends) from July 1, 2003, the date that our common shares began trading on the New York Stock Exchange, through December 31, 2003 as compared to the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Property Casualty Index. This graph assumes the investment of $100 in July 2003.

(1)
The Company's total return is computed using the initial public offering price of $22.00 per share.

AUDIT COMMITTEE REPORT

        The following report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the Commission's proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

        The primary purpose of the Audit Committee is to assist our board of directors in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications, independence and performance and the performance of the Company's internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company's independent auditors. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations and the Company's Code of Business Conduct or to set or determine the adequacy of the Company's reserves.

        In performing its duties, the Audit Committee:

  •
  has reviewed the Company's audited financial statements for the year ended December 31, 2003 and had discussions with management regarding the audited financial statements,

  •
  has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards 61;

  •
  has received the written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1; and

  •
  has discussed with the independent auditors their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

        Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the Company's audited financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for such year.

AUDIT COMMITTEE Robert L. Friedman, Chairman W. Thomas Forrester Maurice A. Keane Frank J. Tasco

APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee and our board of directors have recommended the appointment of Deloitte & Touche, Hamilton, Bermuda, as our independent auditors for the fiscal year ending December 31, 2004 and the authorization of our board of directors acting through the Audit Committee to set the fees for the independent auditors. Representatives of the firm are expected to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS AND THE AUTHORIZTION OF OUR BOARD OF DIRECTORS ACTING BY THE AUDIT COMMITTEE TO SET THE FEES FOR THE INDEPENDENT AUDITORS.

Audit Fees

        The aggregate fees billed by Deloitte & Touche for professional services for the years ended December 31, 2003 and December 31, 2002 for the audit of our annual financial statements, for the review of the financial statements included in our quarterly reports on Form 10-Q and for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and the provision of opinions relating to our filings with the Securities and Exchange Commission were $1,338,783 and $576,605, respectively. The percentage of hours expended to audit our financial statements for the year ended December 31, 2003 that were attributed to work performed by persons other than Deloitte & Touche's full time, permanent employees was less than 50%.

Audit Related Fees

        The aggregate fees billed by Deloitte & Touche for professional services for the years ended December 31, 2003 and December 31, 2002 for assistance in implementing processes related to Section 404 of the Sarbanes-Oxley Act of 2002 and due diligence in connection with the acquisition of a business were $34,243 and $80,629, respectively.

Tax Fees

        The aggregate fees billed by Deloitte & Touche for professional services for the years ended December 31, 2003 and December 31, 2002 for tax return preparation, tax planning and tax consulting were $641,559 and $378,029, respectively.

All Other Fees

        The aggregate fees billed by Deloitte & Touche for products and services rendered to us, other than the services described above under "Audit Fees," "Audit Related Fees" and "Tax Fees", for the fiscal years ended December 31, 2003 and December 31, 2002 were $3,506 and $nil. These fees related to the issuance of a covenant compliance report.

Pre-Approval Policy

        On September 16, 2003, our board of directors adopted a policy regarding the procurement of audit services and non-audit services. The primary purpose of the policy is to ensure that we engage public accountants as external auditors to provide only audit and non-audit services that are compatible with maintaining independence. The policy requires that the audit committee pre-approve all audit and non-audit services for which our auditors are engaged. The Audit Committee may delegate the authority to grant pre-approvals to the Chairman of the Audit Committee or, in the event of his non-availability, to any other Audit Committee member. The Chairman of the Audit Committee or such other Audit Committee member must present to the Audit Committee at each scheduled meeting any pre-approvals that are granted. For the year ended December 31, 2003, 73% of the audit fees were pre-approved and for the year ended December 31, 2002, 100% of the audit fees were pre-approved. For the years ended December 31, 2003 and 2002, none of the audit related, tax fees or other fees were pre-approved as they were incurred prior to the adoption of our pre-approval policy.

PROPOSALS CONCERNING OUR SUBSIDIARIES

        In accordance with our bye-laws, if the Company is required or entitled to vote at a general meeting of any direct subsidiary of the Company, our directors must refer the matter to the shareholders of the Company and seek authority from the Company's shareholders for the Company's representative or proxy to vote in favor of the resolution proposed by the subsidiary. Our directors must cause the Company's representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company. In addition, our board of directors, in its discretion, may require that the organizational documents of each subsidiary of the Company organized under the laws of a jurisdiction outside the United States to contain provisions substantially similar to these provisions. As a consequence, the following proposals relate to business to be conducted by our direct and indirect subsidiaries at their respective annual general meetings of shareholders.

AXIS Specialty Limited

        It is proposed that the Company be authorized to vote in favor of the following matters to be presented at the annual general meeting of AXIS Specialty Limited, a company organized under the laws of Bermuda ("AXIS Specialty"):

        Election of Directors.    The board of directors of AXIS Specialty currently consists of three directors, Michael A. Butt, John R. Charman and Andrew Cook. The term of each director expires at the annual general meeting of AXIS Specialty in 2004. At each annual general meeting, the successors of the directors are elected to hold office for a term expiring at the next annual general meeting following their election. Messrs Butt, Charman and Cook have been nominated for re-appointment as the directors of AXIS Specialty and have consented to serve without fee if elected. Each of Messrs. Butt, Charman and Cook are directors and/or officers of the Company. It is not expected that any of the nominees will become unavailable for election as a director of AXIS Specialty, but if any nominees should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for substitute nominees recommended by the board of directors.

        Appointment of Auditor.    It is proposed to appoint Deloitte & Touche, Hamilton, Bermuda, as the independent auditors of AXIS Specialty for the financial year ending December 31, 2004 and to authorize the board of directors of AXIS Specialty to set their fees, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are expected to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        Other Matters.    We know of no specific matter to be brought before the annual general meeting of AXIS Specialty that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AXIS Specialty, the Company's representative or proxy will vote in accordance with his or her judgment on such matter.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU AUTHORIZE THE COMPANY TO VOTE FOR THE ELECTION OF DIRECTORS AND FOR THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR AXIS SPECIALTY.

AXIS Specialty Holdings Ireland Limited

        It is proposed that the Company be authorized to vote in favor of the following matters to be presented at the annual general meeting of AXIS Specialty Holdings Ireland Limited, a company incorporated under the laws of Ireland ("AXIS Ireland"):

        Appointment of Auditor.    It is proposed to authorize the board of directors of AXIS Specialty to set the fees of Deloitte & Touche, Dublin Ireland, independent auditors of AXIS Ireland for the fiscal year ending December 31, 2004, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are not expected to be present at the meeting with an opportunity to make a statement or to be available to respond to appropriate questions.

        Financial Statements.    In accordance with Irish law, the financial statements of AXIS Ireland for the year ended December 31, 2003 together with the report of the independent auditors and the directors in respect of these financial statements will be presented for approval at the annual general meeting of AXIS Ireland.

        Matters Regarding AXIS Specialty Europe Limited.    AXIS Ireland is the sole shareholder of AXIS Specialty Europe Limited, a company incorporated under the laws of Ireland ("AXIS Europe"). It is proposed that AXIS Ireland be authorized to vote in favor of the following matters at the annual general meeting of AXIS Europe:

  •
  To authorize the board of directors of AXIS Europe to set the fees of Deloitte & Touche, Dublin, Ireland, independent auditors of AXIS Europe for the fiscal year ending December 31, 2004, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are not expected to be present at the meeting with an opportunity to make a statement or to be available to respond to appropriate questions.

  •
  To approve the financial statements of AXIS Europe for the year ended December 31, 2003 together with the report of the independent auditors and the directors in respect of these financial statements.

  •
  To transact such other ordinary business as may properly come before the meeting or any adjournment thereof.

        Matters Regarding AXIS Re Limited.    AXIS Ireland is the sole shareholder of AXIS Re Limited, a company incorporated under the laws of Ireland ("AXIS Re"). It is proposed that AXIS Ireland be authorized to vote in favor of the following matters at the annual general meeting of AXIS Re:

  •
  To set the fees of Deloitte & Touche, Dublin, Ireland, independent auditors of AXIS Re for the fiscal year ending December 31, 2004, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are not expected to be present at the meeting with an opportunity to make a statement or to be available to respond to appropriate questions.

  •
  To approve the financial statements of AXIS Re for the year ended December 31, 2003 together with the report of the independent auditors and the directors in respect of these financial statements.

  •
  To transact such other ordinary business as may properly come before the meeting or any adjournment thereof.

        Other Matters.    We know of no specific matter to be brought before the annual general meeting of AXIS Ireland that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AXIS Ireland, the Company's corporate representative or proxy will vote in accordance with his or her judgment on such matter.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU AUTHORIZE THE COMPANY TO SET THE FEES OF DELOITEE & TOUCHE IN RESPECT OF THEIR APPOINTMENT AS INDEPENDENT AUDITORS FOR AXIS IRELAND AND TO VOTE FOR APPROVAL OF THE FINANCIAL STATEMENTS OF AXIS IRELAND AND THAT YOU AUTHORIZE THE AXIS IRELAND TO SET THE FEES OF DELOITTE & TOUCHE IN RESPECT OF THEIR APPOINTMENT AS INDEPENDENT AUDITORS FOR AXIS EUROPE AND AXIS RE AND TO VOTE FOR APPROVAL OF THE FINANCIAL STATEMENTS OF AXIS EUROPE AND AXIS RE.

AXIS Specialty UK Limited

        It is proposed that the Company be authorized to vote in favor of the following matters to be presented at the annual general meeting of AXIS Specialty UK Limited, a company organized under the laws of the United Kingdom ("AXIS UK"):

        Appointment of Auditor.    It is proposed to appoint Deloitte & Touche, London, England, as the independent auditors of AXIS UK for the fiscal year ending December 31, 2004 and to authorize the board of directors of AXIS UK to set their fees, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are not expected to be present at the meeting with an opportunity to make a statement or to be available to respond to appropriate questions.

        Financial Statements.    In accordance with English law, the financial statements of AXIS UK for the year ended December 31, 2003 will be presented for approval at the annual general meeting of AXIS UK.

        Other Matters.    We know of no specific matter to be brought before the annual general meeting of AXIS UK that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AXIS UK, the Company's representative or proxy will vote in accordance with his or her judgment on such matter.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU AUTHORIZE THE COMPANY TO VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR AXIS UK AND FOR THE APPROVAL OF THE FINANCIAL STATEMENTS OF AXIS UK.

AXIS Specialty UK Holdings Limited

        It is proposed that the Company be authorized to vote in favor of the following matters to be presented at the annual general meeting of AXIS Specialty UK Holdings Limited, a company organized under the laws of the United Kingdom ("AXIS UK Holdings"):

        Appointment of Auditor.    It is proposed to appoint Deloitte & Touche, London, England, as the independent auditors of AXIS UK Holdings for the fiscal year ending December 31, 2004 and to authorize the board of directors of AXIS UK Holdings to set their fees, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are not expected to be present at the meeting with an opportunity to make a statement or to be available to respond to appropriate questions.

        Financial Statements.    In accordance with English law, the financial statements of AXIS UK Holdings for the year ended December 31, 2003 will be presented for approval at the annual general meeting of AXIS UK Holdings.

        Other Matters.    We know of no specific matter to be brought before the annual general meeting of AXIS UK Holdings that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AXIS UK Holdings, the Company's representative or proxy will vote in accordance with his or her judgment on such matter.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU AUTHORIZE THE COMPANY TO VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR AXIS UK HOLDINGS AND FOR THE APPROVAL OF THE FINANCIAL STATEMENTS OF AXIS UK HOLDINGS.

AXIS Specialty (Barbados) Limited

        It is proposed that the Company be authorized to vote in favor of the following matters to be presented at the annual general meeting of AXIS Specialty (Barbados) Limited, a company organized under the laws of Barbados ("AXIS Barbados"):

        Election of Directors.    The board of directors of AXIS Barbados currently consists of three directors, John R. Charman, Andrew Cook and Michael J. Weetch. The term of each director expires at the annual general meeting of AXIS Barbados in 2004. At each annual general meeting, the successors of the directors are elected to hold office for a term expiring at the next annual general meeting following their election. Messrs Charman, Cook and Weetch have been nominated for re-appointment as the directors of AXIS Barbados and have consented to serve if elected. Each of Messrs. Charman and Cook are directors and/or officers of the Company and receive no fees for serving on the board of directors of AXIS Barbados. Mr. Weetch is retired Chartered Accountant who was a partner of Ernst & Young, Barbados, and its predecessors for over 25 years and receives an annual fee of $1,500 for serving on the board of directors of AXIS Barbados. It is not expected that any of the nominees will become unavailable for election as a director of AXIS Barbados, but if any nominees should become unavailable prior to the meeting, proxy cards authorizing the proxies to vote for the nominees will instead be voted for substitute nominees recommended by the board of directors.

        Appointment of Auditor.    It is proposed to appoint Deloitte & Touche, Bridgetown, Barbados, as the independent auditors of AXIS Barbados for the fiscal year ending December 31, 2004 and to authorize the board of directors of AXIS Barbados to set their fees, subject to Deloitte & Touche being appointed as our independent auditors. Representatives of the firm are not expected to be present at the meeting with an opportunity to make a statement if they desire to do so or to be available to respond to appropriate questions.

        Financial Statements.    In accordance with Barbados law, the financial statements of AXIS Barbados for the year ended December 31, 2003 together with the report of the independent auditors in respect of these financial statements will be presented for approval at the annual general meeting of AXIS Barbados.

        Other Matters.    We know of no specific matter to be brought before the annual general meeting of AXIS Barbados that is not referred to in this proxy statement. If any other matter properly comes before the annual general meeting of AXIS Barbados, the Company's representative or proxy will vote in accordance with his or her judgment on such matter.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU AUTHORIZE THE COMPANY TO VOTE FOR THE ELECTION OF DIRECTORS OF AXIS BARBADOS, FOR THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS FOR AXIS BARBADOS AND FOR THE APPROVAL OF THE FINANCIAL STATEMENTS OF AXIS BARBADOS.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Shareholder proposals intended for inclusion in the Proxy Statement for the 2005 Annual General Meeting of Shareholders should be sent to the Company's Secretary at 106 Pitts Bay Road, Pembroke HM 08, Bermuda and must be received by December 4, 2004. In addition, if a holder of our common shares intends to present a proposal at the 2005 Annual General Meeting other than pursuant to Rule 14a-8 under the Exchange Act, and if the proposal is not received by the Company's Secretary by

February 17, 2005, then the proxies designated by our board of directors for the 2005 Annual General Meeting of Shareholders may vote in their discretion on any such proposal any common shares for which they have been appointed proxies without mention of such matter in the proxy statement for such meeting or on the proxy card for such meeting.

        Any shareholder entitled to vote at a meeting may submit candidates to be nominated for election as directors. A shareholder who wishes to submit a candidate for consideration must be a shareholder of record at the time that it submits a candidate for nomination and must be entitled to vote for the candidate at the meeting. A shareholder must give written notice of the submission to the Company's Secretary not less than 90 days nor more than 120 days prior to the anniversary of the Annual General Meeting of Shareholders of the preceding year. The notice must include (1) the name, age and business and residence addresses of the candidate, (2) the principal occupation or employment of the candidate, (3) the number of common shares or other securities of the Company beneficially owned by the candidate, (4) all other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and (5) the candidate's written consent to be named in the proxy statement and to serve as a director if elected. The notice must also include information on the shareholder submitting the nomination, including the shareholder's name and address as it appears on the Company books and the number of our common shares beneficially owned by the shareholder.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders may send communications to our board of directors by sending written notice to the Company's Secretary. The notice may specify whether the communication is directed to the entire board, to the non-management directors or to a particular board committee or director. The Company's Secretary will handle routine inquiries and requests for information or will otherwise determine whether the communication is made for a valid purpose and is relevant to the Company and its business and, if she so determines, will forward the communication to the Chairman of the Board, to the non-management directors or to the appropriate committee chairman or director. At each meeting of our board of directors, the Company's Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

OTHER MATTERS

        We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholders proposal properly made, the proxy holders will vote the proxies in accordance with their judgment on such matter.

        We will bear the cost of this solicitation of proxies. Proxies may be solicited by directors, officers and employees of the Company and its subsidiaries without receiving additional compensation. Upon request, we will also reimburse brokers, banks and others who hold shares in their names, or in the names of nominees, for forwarding proxy materials to the beneficial owners.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K THAT IT FILES WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THIS REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT 106 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA.

Appendix A

AXIS Capital Holdings Limited
Charter of the
Audit Committee

CHARTER OF THE
AUDIT COMMITTEE

        This Charter of the Audit Committee (the "Committee") has been adopted by the Board of Directors (the "Board") of AXIS Capital Holdings Limited (the "Company").

A.    Purpose

        The purpose of the Committee is to assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence and (iv) the performance of the Company's internal audit functions and independent auditors. The Committee shall also prepare the report required to be included in the Company's annual proxy statement or annual report on Form 10-K pursuant to the rules promulgated by the U.S. Securities and Exchange Commission (the "SEC"). In fulfilling its purpose, the Committee shall maintain free and open communication with the Company's independent auditors, internal auditors and management.

B.    Duties and Responsibilities

        In furtherance of its purpose, the Committee shall have the following duties and responsibilities:

  1.
  To directly appoint, retain, compensate and oversee the work of the independent auditors engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and to resolve any disagreements between management and the independent auditors regarding financial reporting. The Committee shall inform the Company's independent auditors that such firm must report directly to the Committee. The Committee may terminate the independent auditors in its sole discretion. The Committee may take into account the opinions of management in its dealings with the independent auditors.

  2.
  To establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. The Committee shall handle all such complaints in accordance with the Company's procedures.

  3.
  To obtain and review, on an annual basis, a written report from the independent auditors describing (i) the auditing firm's internal quality control procedures, (ii) any material issues raised by the auditing firm's most recent internal quality-control review or peer reviews, or any inquiry or investigation by governmental or professional authorities within the preceding five years, relating to any independent audit conducted by the auditing firm, and the steps taken to deal with such issues and (iii) in order to assess independence, all relationships between the independent auditors and the Company.

  4.
  To annually evaluate the experience, qualifications, performance and independence of the independent auditors, including their lead partners. The Committee should assure the regular rotation of the audit partners, including the lead and concurring audit partners, as required by applicable laws, rules and regulations. The Committee should consider whether there should be regular rotation of the independent auditors. The Committee may take into account the opinions of management and the internal auditors in its evaluation of the independent auditors. The Committee should present its conclusions with respect to the independent auditors to the full Board.

  5.
  To review and discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations."

  6.
  To discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee should pay particular attention to any use of "pro forma" or "adjusted" non-GAAP information. The Committee may discuss the types of information to be disclosed and the types of presentations to be made generally and need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

  7.
  To discuss with management the Company's guidelines and policies regarding risk assessment and risk management. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  8.
  To periodically meet separately with management, the internal auditors and the independent auditors.

  9.
  To review with the independent auditors the year-end audit and any audit problems or difficulties, together with management's responses, in connection with such audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information and any significant disagreements with management. The Committee should review any accounting adjustments that were noted or proposed by the independent auditor but were "passed" as immaterial or otherwise, any communications between the audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement and any management or internal control letter issued or to be issued by the independent auditors.

  10.
  To establish clear guidelines for the hiring of current or former employees of the Company's independent auditors.

  11.
  To report regularly to the Board. The Committee should review with the Board any issues that arise with respect to the qualify or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

  12.
  To review major issues regarding accounting principles, policies, practices and judgments and financial statement presentations, including (i) any significant changes to the Company's selection or application of accounting principles, (ii) the adequacy and effectiveness of the Company's internal controls and (iii) any special audit steps adopted in light of material control deficiencies.

  13.
  To review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  14.
  To review the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's financial statements.

  15.
  To review and periodically discuss with the Board the adequacy and effectiveness of the Company's internal audit function, internal control structure and procedures for financial reporting.

  16.
  To discuss with the independent auditors any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 not otherwise addressed in this Charter. The Committee also shall receive the written disclosure and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

  17.
  To prepare the report required to be included in the Company's annual proxy statement or annual report on Form 10-K pursuant to the rules promulgated by the SEC.

  18.
  To review management's annual report on internal control over financial reporting contained in the Company's annual report on Form 10-K. The Committee also should periodically discuss with the Chief Executive Officer and Chief Financial Officer (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (iii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  19.
  To pre-approve all auditing services and permissible non-audit services provided by the independent auditors. The Committee also shall establish and periodically review pre-approval policies and procedures for all auditing services and permissible non-audit services provided by the independent auditors.

  20.
  To discuss with the independent auditors prior to the filing of the audit report with the SEC (i) all critical accounting policies and practices used by the Company, (ii) all alternative accounting treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and the treatment preferred by the accounting firm, and (iii) other material written communications between the accounting firm and management.

  21.
  To discuss with management and the independent auditors the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles and underlying estimates in its financial statements.

  22.
  To discuss with management the responsiveness of the independent auditors to the Company's needs.

  23.
  To review the independent auditors' audit plan, including its scope, staffing, locations, reliance upon management and general audit approach.

  24.
  To review and discuss with the independent auditors the quality of the Company's financial and auditing personnel and the responsibilities, budget and staffing of the Company's internal audit function.

  25.
  To review with the Company's legal counsel on an annual basis, or more frequently as circumstances dictate, any legal matters that could have a significant impact on the Company's financial statements or the Company's compliance with applicable laws, rules and regulations, any breaches of fiduciary duties and inquiries received from regulators or governmental agencies.

  26.
  To conduct any investigation appropriate to fulfill its responsibilities with the authority to have direct access to the independent auditors as well as anyone in the Company.

  27.
  To keep abreast of new accounting and reporting standards promulgated by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC and other relevant standard setting bodies.

  28.
  To perform any other activities consistent with this Charter, the Company's charter and bye-laws and applicable laws, rules and regulations as the Committee or the Board deems necessary or appropriate.

C.    Outside Advisors

        The Committee shall have access to and authority to retain independent advisors, including legal counsel, external auditors and financial advisors, if and when it deems necessary to perform its duties. The Committee shall retain these advisors without seeking Board approval and shall have sole authority to approve related fees and retention terms.

D.    Annual Performance Evaluation

        The Committee shall conduct an annual self-performance evaluation, including an evaluation of its compliance with this Charter. The Committee shall report on its annual self-performance evaluation to the Board.

E.    Membership

        The Committee shall consist of no fewer than three (3) directors, as determined by the Board. Each Committee member shall meet the independence requirements of the New York Stock Exchange, the SEC and any other requirements set forth in applicable laws, rules and regulations. All Committee members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one Committee member shall have accounting or related financial management expertise and at least one Committee member shall meet the requirements of an "audit committee financial expert" as such term is defined by the SEC. Committee members shall be appointed annually by a majority vote of the Board on the recommendation of the Corporate Governance and Nominating Committee. Each prospective Committee member shall carefully evaluate existing time demands before accepting Committee membership. The Committee members may be removed, with or without cause, by a majority vote of the Board.

F.    Chairman

        The Committee shall include a Committee chairman. The Committee chairman shall be appointed by a majority vote of the Board. The Committee chairman shall be entitled to chair all regular sessions of the Committee and cast a vote to resolve any ties.

G.    Meetings

        The Committee shall meet at least one (1) time per quarter or more frequently as circumstances dictate. All Committee members shall strive to be present at all Committee meetings.

        The chairman may call a Committee meeting upon due notice of each other Committee member at least forty-eight (48) hours prior to the meeting. A majority of the Committee members, acting in person or by duly authorized representative, shall constitute a quorum. The Committee shall act by majority vote. The Committee meetings shall follow a set agenda established by the Committee chairman in consultation with the Chairman of the Board. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board after each Committee meeting.

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• Go to the website address listed above. • Have your proxy card ready. • Follow the simple instructions that appear on your computer screen.	OR	• Use any touch-tone telephone. • Have your proxy card ready. • Follow the simple recorded instructions	OR	• Mark, sign and date your Proxy Card. • Detach your proxy card. • Return your proxy card in the enclosed envelope

☐                        DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

Please mark, sign and date your proxy card and return it in the enclosed envelope.	☒ PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSALS 1 THROUGH 16.
1.
FOR all nominees	☐	WITHHOLD AUTHORITY for all nominees	☐	EXCEPTIONS	☐
To elect the following six nominees as Directors of AXIS Capital Holdings Limited:
Nominees:	01 - Jurgen Grupe, 02 - Maurice A. Keane, 03 - Edward J. Kelly, III, 04 - Andrew H. Rush, 05 - Henry Smith, 06 - Jeffrey C. Walker
To elect the following three nominees as Directors of AXIS Specialty Limited: Nominees: 01 - Michael A. Butt, 02 - John R. Charman, 03 - Andrew Cook
To elect the following three nominees as Directors of AXIS Specialty (Barbados) Limited:
Nominees: 01 - John R. Charman, 02 - Andrew Cook, 03 - Michael J. Weetch
INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name and check the "Exceptions" box above.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
2.	☐	☐	☐	7.	☐	☐	☐	12.	☐	☐	☐
3.	☐	☐	☐	8.	☐	☐	☐	13.	☐	☐	☐
4.	☐	☐	☐	9.	☐	☐	☐	14.	☐	☐	☐
5.	☐	☐	☐	10.	☐	☐	☐	15.	☐	☐	☐
6.	☐	☐	☐	11.	☐	☐	☐	16.	☐	☐	☐

S C A N L I N E

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. If you are acting as attorney-in-fact, corporate officer or in another representative capacity, please indicate the capacity in which you are signing.

Date Share Owner sign here	Co-Owner sign here

2.
To amend the bye-laws of AXIS Capital Holdings Limited.

3.
To appoint Deloitte & Touche to act as the independent auditors of the Company for the fiscal year ending December 31, 2004 and to authorize the board of directors acting through the audit committee to set the fees for the independent auditors.

4.
To appoint Deloitte & Touche to act as the independent auditors of AXIS Specialty Limited for the fiscal year ending December 31, 2004 and to authorize the board of directors to set the fees for the independent auditors.

5.
To authorize the board of directors of AXIS Specialty Holdings Ireland Limited to set the fees for Deloitte & Touche, independent auditors, for the fiscal year ending December 31, 2004.

6.
To approve the financial statements of AXIS Specialty Holdings Ireland Limited for the fiscal year ended December 31, 2003 and the report of the independent auditors and directors thereon.

7.
To authorize AXIS Specialty Holdings Ireland Limited to authorize the board of directors of AXIS Specialty Europe Limited to set the fees for Deloitte & Touche, independent auditors, for the fiscal year ending December 31, 2004.

8.
To authorize AXIS Specialty Holdings Ireland Limited to vote to approve the financial statements of AXIS Specialty Europe Limited for the fiscal year ended December 31, 2003 and the report of the independent auditors and directors thereon.

9.
To authorize AXIS Specialty Holdings Ireland Limited to authorize the board of directors of AXIS Re Limited to set the fees for Deloitte & Touche, independent auditors, for the fiscal year ending December 31, 2004.

10.
To authorize AXIS Specialty Holdings Ireland Limited to vote to approve the financial statements of AXIS Re Limited for the fiscal year ended December 31, 2003 and the report of the independent auditors and directors thereon.

11.
To appoint Deloitte & Touche to act as the independent auditors of AXIS Specialty UK Limited for the fiscal year ending December 31, 2004 and to authorize the board of directors to set the fees for the independent auditors.

12.
To approve the financial statements of AXIS Specialty UK Limited for the fiscal year ended December 31, 2003.

13.
To appoint Deloitte & Touche to act as the independent auditors of AXIS Specialty UK Holdings Limited for the fiscal year ending December 31, 2004 and to authorize the board of directors to set the fees for the independent auditors.

14.
To approve the financial statements of AXIS Specialty UK Holdings Limited for the fiscal year ended December 31, 2003.

15.
To appoint Deloitte & Touche to act as the independent auditors of AXIS Specialty (Barbados) Limited for the fiscal year ending December 31, 2004 and to authorize the board of directors to set the fees for the independent auditors.

16.
To approve the financial statements of AXIS Specialty (Barbados) Limited for the fiscal year ended December 31, 2003.

In their judgment, upon such other matters as may properly come before the meeting or any adjournment thereof.

AXIS CAPITAL HOLDINGS LIMITED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Andrew Cook, Carol S. Rivers and Clare E. Moran, and each of them, as proxies of the undersigned, with full power of substitution, to vote all of the common shares of AXIS Capital Holdings Limited held in the name of the undersigned at the close of business on March 31, 2004 on all matters presented at the Annual General Meeting of Shareholders of AXIS Capital Holdings Limited to be held on May 6, 2004 in Pembroke, Bermuda, and at any adjournment thereof.

          IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES THAT IT REPRESENTS WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR ITEMS 1 THROUGH 16.

  (Continued, and to be marked, dated and signed, on the other side)

                    AXIS CAPITAL HOLDINGS LIMITED
                    P.O. BOX 11303
                    NEW YORK, N.Y. 10203-0303

To change your address, please mark this box.    ☐

QuickLinks

AXIS CAPITAL HOLDINGS LIMITED
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 6, 2004
DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
Options/SAR Grants in 2003
Aggregated Options/SAR Exercises in 2003 And Fiscal Year-End Option/SAR Values
AMENDMENT TO OUR BYE-LAWS
PRINCIPAL SHAREHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSALS CONCERNING OUR SUBSIDIARIES
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE
AXIS CAPITAL HOLDINGS LIMITED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS